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                                                                EXHIBIT 10.1


                              EMPLOYMENT AGREEMENT

                  THIS AGREEMENT, made effective as of June 1, 1994, by and between FIRST FIDELITY BANCORPORATION ("Bancorporation") and FIRST FIDELITY BANK, N.A. ("FFB") (Bancorporation and FFB being hereinafter collectively referred to as the "Company"), and ANTHONY P. TERRACCIANO (the "Executive"),

                        W I T N E S S E T H   T H A T :

                  WHEREAS, the Executive has previously entered into an Employment Agreement dated as of February 1, 1990 (as amended as of April 15, 1991; February 26, 1992; and December 18, 1992) with the Company (the "Prior Agreement");

                  WHEREAS, the Executive is willing to continue to serve as (i) Chairman of the Board, President and Chief Executive Officer of Bancorporation and (ii) Chairman of the Executive Committee of FFB, and each of Bancorporation and FFB desires to retain the Executive in such capacities on the terms and conditions herein set forth;

                  WHEREAS, the parties desire to enter into this Agreement, which is intended to replace and supersede the Prior Agreement;

                  NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  1. Employment. The Company agrees to continue to employ the Executive, and the Executive agrees to continue to be employed by the Company, upon the terms and conditions


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hereinafter provided for a period commencing as of June 1, 1994 and continuing until May 31, 1997 (the "Term"). On the fifth anniversary date of this Agreement, commencing May 31, 1999, if Executive is then employed by the Company, the Term shall be automatically renewed to Executive's 65th birthday unless Executive is given written notice by the Company between May 1, 1998 and May 31, 1998 of non renewal ("Non-renewal Notice"). The Executive hereby represents and warrants that he has the legal capacity to execute and perform this Agreement, that it is a valid and binding agreement against him according to its terms, and that its execution and performance by him does not violate the terms of any existing agreement or understanding to which the Executive is a party. In addition, the Executive represents and warrants that he knows of no reason why he is not physically capable of performing his obligations under this Agreement in accordance with its terms.

                  2. Position and Duties. During the Term, the Company agrees to employ the Executive to serve as (a) the Chairman of the Board, President and Chief Executive Officer of Bancorporation and (b) Chairman of the Executive Committee of FFB, and Executive will have such powers and duties as are commensurate with such positions and as may be conferred upon him by the respective Boards of Directors of Bancorporation and FFB (collectively, the "Board"). During the Term, and except for illness or incapacity and reasonable vacation periods of no more

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than four weeks in any calendar year (or such other period as shall be consistent with the Company's policies for other key executives), the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company and its subsidiaries and affiliates, provided, however, that the Executive may serve on other boards as a director or trustee if such service does not interfere with his ability to discharge his duties and responsibilities to the Company.

                  3. Compensation. For all services rendered by the Executive in any capacity required hereunder during the Term, including, without limitation, services as an executive, officer, director, or member of any committee of the Company, or any subsidiary, affiliate or division thereof, the Executive shall be compensated as follows:

                           (a) Base Salary. The Company shall pay the Executive
a fixed salary of $750,000 per annum or such higher annual amount as is being paid from time to time pursuant to the terms hereof ("Base Salary"). The Base Salary shall be subject to such periodic review (which shall occur at least annually) and such periodic increases as the Board shall deem appropriate in accordance with the Company's customary procedures and practices regarding the salaries of senior officers. Base Salary shall be payable in accordance with the customary payroll practices of the Company, but in no event less frequently than monthly.

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                           (b)      Bonus Awards.  The Executive shall be
entitled to participate in the First Fidelity Bancorporation Annual Incentive Plan or any successor plan (the "Incentive Plan"), which plan currently provides for the payment of incentive cash compensation to key officers based upon the performance of the Company and the officer's individual performance. The Company shall pay the Executive such amounts, if any, as shall become due to the Executive from time to time under the Incentive Plan.

                           (c)      Stock Options.  The Executive shall be
eligible to receive grants under the Company's stock option plan(s) at the sole discretion of the plan's committee subject to such terms and conditions as such committee may decide.

                           (d)      Automobile.  The Company agrees to provide
to Executive an automobile. The automobile shall be a standardsized executive automobile consistent with the Company's policies for its executive officers equipped with full options and a cellular telephone, and the Company shall also provide, without cost to the Executive, all normal expenses, insurance, maintenance, repairs, cellular telephone operating charges and expenses and a driver. The automobile and telephone shall be and remain the Company's property at all times. The Executive shall pay operating expenses of, and shall have "deemed income" for, personal use of the automobile and shall reimburse the Company

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for personal use of the cellular telephone in accordance with the Company's standard procedures.

                           (e)      Additional Benefits.  Except as modified by
this Agreement, the Executive shall be entitled to participate in all compensation or employee benefit plans or programs, and to receive all benefits, perquisites and emoluments, for which any salaried employees of the Company are eligible under any plan or program now or hereafter established and maintained by the Company for senior officers, to the fullest extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions thereof, including group hospitalization, health, dental care, life or other insurance, tax-qualified pension, savings, thrift and profit-sharing plans, termination pay programs, sick-leave plans, travel or accident insurance, disability insurance, automobile allowance or automobile lease plans, and executive contingent compensation plans, including, without limitation, capital accumulation programs and stock purchase, restricted stock and stock option plans. Notwithstanding the foregoing, nothing in this Agreement shall preclude the amendment or termination of any such plan or program, provided that such amendment or termination is applicable generally to the senior officers of the Company or any subsidiary or affiliate.

                           (f)      Perquisites.  The Company also will furnish
the Executive during the Term, without cost to him except any

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associated tax liability, with (i) reimbursement of up to $8,000 per twelve month period of June 1 - May 31, for tax preparation and financial planning, in accordance with Company policies, and, at Executive's option, personal financial planning services to be provided by officers of one or more of the Company's subsidiaries who are experienced in the provision of financial planning services, (ii) membership in one country club located in New Jersey and one business club located in New Jersey, (iii) an annual physical examination of the Executive by a physician selected by the Executive, and (iv) participation in the Company's home relocation program.

                  4. Business Expenses. The Company shall pay or reimburse the Executive for all reasonable travel or other expenses incurred by the Executive (and his spouse where there is a legitimate business reason for his spouse to accompany him) in connection with the performance of his duties and obligations under this Agreement, subject to the Executive's presentation of appropriate vouchers in accordance with such procedures as the Company may from time to time establish for senior officers and to preserve any deductions for Federal income taxation purposes to which the Company may be entitled.

                  5. Effect of Termination of Employment Other Than in Connection with a Change in Control.

                     (a) Certain Terminations. In the event (i) the Executive's employment hereunder terminates due to either

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Permanent Disability, a Without Cause Termination or a Constructive Discharge,
or (ii) the Executive is given a Nonrenewal Notice and the Executive thereafter terminates employment, the Company shall, as severance pay, continue, subject to the provisions of Section 7 below, to pay the Executive's Base Salary (determined in accordance with the Company's usual procedures) as in effect at the time of such termination until the expiration of the Term or for a three-year period beginning on the date of termination of employment, if longer (the "Severance Period"), provided, that in the case of Permanent Disability, such payments shall be offset by any amounts otherwise paid to the Executive under the Company's disability program generally available to other employees. In addition, earned but unpaid Base Salary as of the date of termination of employment shall be payable in full. Group hospitalization, health, dental care, life or other insurance, travel or accident insurance, disability insurance and the perquisites set forth in Section 3(d) shall continue through the end of the Severance Period. The perquisites set forth in Section 3(f)(iv) hereof shall continue through the first anniversary of the Executive's termination of employment and shall be applied so as to authorize relocation at Executive's option anywhere in the United States. The options granted pursuant to Section 3(c) of the Prior Agreement shall become fully exercisable during the Severance Period in the event that

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the Executive's employment hereunder terminates either due to Permanent
Disability, a Without Cause Termination or a Constructive Discharge, or if Executive is given a Non-renewal Notice. In the event the Executive's employment hereunder terminates due to a Without Cause Termination or a Constructive Discharge (but not due to Permanent Disability or following Nonrenewal Notice), Executive shall also be entitled to payment of the amounts set forth in Section 6(b)(v) and (vi) of this Agreement, and the bonus component of Section 6(b)(iv) of this Agreement, in each case computed on the basis of a three-year Severance (or Separation) Period.

                           (b)      Other Terminations.  In the event that the
Executive's employment hereunder terminates due to a Termination for Cause or Executive's death, or the Executive voluntarily terminates employment with the Company for reasons other than a Constructive Discharge or Permanent Disability (with voluntary retirement pursuant to First Fidelity Bancorporation Employees' Pension Plan or any successor plan (the "Retirement Plan") or mandatory retirement at age 65 each being a voluntary termination for purposes of this Agreement), earned but unpaid Base Salary as of the date of termination of employment shall be payable in full. However, no other payments shall be made, or benefits provided, by the Company under this Agreement except for stock options to the extent already exercisable hereunder, vested benefits payable under the terms of the Retirement Plan, and any

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other benefits which the Executive is entitled to receive under the term of employee benefit programs maintained by the Company or its affiliates for its employees.

                           (c)      Definitions.  For purposes of this
Agreement, the following terms have the following meanings:

                                    (i) The term "Termination for Cause" means,
                  (A) to the maximum extent permitted by applicable law, a termination of the Executive's employment by the Company because the Executive has breached or failed to perform his duties under applicable law and the by-laws of the Company, and such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; or (B) a final determination has been reached that the Executive has violated the representations made in Section 1 above or the provisions of Section 7 below.

                                    (ii) The term "Constructive Discharge" means
                  a termination of the Executive's employment by the Executive due to a failure of the Company or its successors without the prior consent of the Executive to fulfill the obligations under this Agreement in any material respect, including (a) any failure of the shareholders of the Company to elect or reelect or of the Company to appoint or reappoint the Executive as a member of the Bancorporation's Board of Directors, or

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                  to the offices of Chairman of the Board, President and Chief
                  Executive Officer of the Bancorporation, or (b) any other material change by the Company in the functions, duties or responsibilities of the Executive's position with the Company which would reduce the ranking or level, dignity, responsibility, importance or scope of such position.

                                    (iii) The term "Without Cause Termination"
                  means a termination of the Executive's employment by the Company, upon 30 days notice to the Executive, other than due to Permanent Disability, retirement or expiration of the Term and other than a Termination for Cause.

                                    (iv)  The term "Permanent Disability" means
                  the inability of the Executive to work for a period of six full calendar months during any eight consecutive calendar months due to illness or injury of a physical or mental nature, supported by the completion by the Executive's attending physician of a medical certification form outlining the disability and treatment.

                  6. Effect of Termination of Employment in Connection with a Change in Control.

                           (a)      Definitions.  For purposes of this Section
6, the following terms shall have the following meanings:

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                                    (i)  The term "Change in Control Event"
                  means any of the following events:

                                            (A) the acquisition by any one
                           person, within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, or more than one person, acting as a group, (other than the Company, its affiliates and benefit plans sponsored by the Company or its affiliates) of ownership of stock of the Bancorporation possessing 20% or more of the total voting power of the Bancorporation, other than an acquisition of stock by the Banco de Santander Group if, and only so long as, the Banco de Santander Group (a) does not constitute an Acquiring person and (b) is and continues to be in compliance with Sections 8.01, 8.04, 8.05 and 8.06 of the Investment Agreement, without giving effect to any waiver, amendment or modification of such sections and notwithstanding the expiration or termination of the Investment Agreement; provided that, for purposes of this clause, (i) "Banco de Santander Group" shall mean Banco de Santander, Sociedad Anonima de Credito ("Banco de Santander"), its "Affiliates" and "Associates" (as such terms are defined in the Investment Agreement) and any

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                           Defined Financial Institution, (ii) "Investment
                           Agreement" shall mean the Investment Agreement, dated as of March 18, 1991, between Banco de Santander and the Bancorporation as in effect on March 18, 1991 without giving effect to any waiver, amendment or modification thereof; (iii) "Acquiring Person" shall have the meaning given to such term in Exhibit D to the Investment Agreement and (iv) "Defined Financial Institution" shall mean a financial Institution of the type described in clause (iii) of the definition of "Acquiring Person" set forth in Exhibit D to the Investment Agreement;

                                            (B) the approval by the stockholders
                           of Bancorporation of (1) any consolidation, merger, or other similar type of transaction involving the Bancorporation in which all of the holders of voting stock of the Bancorporation immediately before the consolidation, merger, or similar transaction, will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation, merger, or similar transaction, or (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions)

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                           of all or substantially all of the assets of
                           Bancorporation; or

                                            (C) a change of 25% (rounded to the
                           next whole person) in the membership of the Board of Directors of Bancorporation or any successor within a 12-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of 85% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

                                    (ii) "Separation Period" means the
                  three-year period beginning on the date of the Executive's Termination of Employment.

                                    (iii) "Termination of Employment" shall mean
                  the termination of the Executive's actual employment relationship with the Company.

                                    (iv) "Termination upon a Change of Control"
                  shall mean a Termination of Employment upon or within fifteen months after a Change of Control Event either:

                                            (A) initiated by Company for any
                           reason other than (1) the Executive's death, or (2) for cause, which for purposes of this Section 6, shall mean the Executive's conviction of a felony in connection with his duties under this Agreement or

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                           his material breach or failure to perform his duties
                           under applicable law and the by-laws of the Company; such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; and the Executive fails to cure such breach within 30 days after written notice is sent by the Company; or

                                            (B) initiated by the Executive (i)
                           due to a Constructive Discharge during the one-year period following the Change in Control Event, or (ii) for any reason during the period beginning twelve months and one day following the change in control event and ending 90 days thereafter.

                           (b) Payments for Termination upon a Change of
Control. Within twenty days of the Executive's Termination upon a Change in Control, the Company shall pay to the Executive in a single payment in cash and/or provide to the Executive, as applicable, the following:

                                    (i)  the Executive's earned but unpaid Base
                  Salary as of the date of Termination of Employment;

                                    (ii) the benefits, if any, to which the
                  Executive is entitled as a former employee under the employee benefit programs and compensation plans and programs maintained for the benefit of the Company's officers and employees;

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                                    (iii) continued group hospitalization,
                  health, dental care, life or other insurance, travel or accident insurance and disability insurance, for the Separation Period, with coverage equivalent to the coverage to which the Executive would have been entitled had the Executive continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, provided, however, that the Executive may upon written notice elect to receive the present value of such coverage in cash in a lump sum, computed using a discount rate of 6% per year compounded monthly.

                                    (iv) an amount equal to the Base Salary and
                  bonus the Executive would have earned if the Executive had continued working for the Company during the Separation Period at the highest annual rate of Base Salary, and received the highest annual percentage bonus, achieved during the Executive's period of actual employment with the Company;

                                    (v) an amount equal to excess of (A) the
                  present value of the benefits to which the Executive would be entitled under the Company's Retirement Plan and Section 2.04 of the Company's Benefit Equalization Plan (as adjusted by
                  Section 3.02 of the Benefit

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                  Equalization Plan for lump sum payment) if the Executive has continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, over
                  (B) the present value of the benefits to which the Executive is actually entitled under the Company's Retirement Plan and the benefit to which the Executive is actually entitled under
                  Section 2.04 of the Benefit Equalization Plan (as adjusted for lump sum payment under Section 3.02), each computed as of the date of Executive's Termination of Employment, with present values to be determined using a discount rate of 6% per year, compounded monthly, and the mortality tables prescribed in the Company's Retirement Plan; and

                                    (vi) an amount equal to the Company's
                  contributions to which the Executive would have been entitled under the Company's Savings Plan and under Section 2.02 of the Benefit Equalization Plan if the Executive had continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, and making the maximum amount of employee contributions, if any, as are required under such plans.

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                           (c)      Adjustment for Taxes.  In the event that
either the Company's independent public accountants or the Internal Revenue Service determines that any payment, coverage, benefit or benefit acceleration provided to Executive, whether specifically provided for in this Agreement or otherwise, is subject to the excise tax imposed by Section 4999 (or any successor provision) ("Section 4999") of the Internal Revenue Code of 1986, as amended (the "Code"), the Company, within 30 days thereafter, shall pay to Executive, in addition to any other payment, coverage or benefit due and owing hereunder, an amount determined by multiplying the rate of excise tax then imposed by Section 4999 by the amount of the "excess parachute payment" received by Executive (determined without regard to any payments made to the Executive pursuant to this paragraph) and dividing the product so obtained by the amount obtained by subtracting the aggregate local, state and Federal income tax rate applicable to the receipt by Executive of the "excess parachute payment" (taking into account the deductibility for Federal income tax purposes of the payment of state and local income taxes thereon) from the amount obtained by subtracting from 1.00 the rate of excise tax then imposed by Section 4999 of the Code, it being the Company's intention that the Executive's net after tax position be identical to that which would have obtained had Sections 280G and 4999 not been part of the Code.

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                           (d)      In the event that, on or after the
occurrence of a Change in Control Event, the Company fails to make any payment or provide any coverage to Executive arising out of or relating in any way to this Agreement or to the Executive's employment by the Company (collectively, "Employment Rights"), then the Company shall pay to the Executive and reimburse the Executive for the Executive's full costs (including, without limitation, the fees and expenses of the Executive's attorneys and court and related costs) of enforcing the Executive's Employment Rights. In addition, if the enforceability of this Agreement or the payment of any benefit to the Executive hereunder is disputed by the Company on or after the occurrence of a Change in Control Event, then the Term of this Agreement shall be extended for the period of the dispute in the event of a final judicial determination that the Executive is entitled to at least fifty percent (in dollar amount) of the benefits which he claimed from, and which were disputed by, the Company.

                  7.       Other Duties of Executive During and After Term.

                           (a)      Confidential Information.  The Executive
recognizes and acknowledges that all information pertaining to the affairs, business, clients, or customers of the Company or any of its subsidiaries or affiliates (any or all of such entities being hereinafter referred to as the "Business"), as such information may exist from time to time, other than information that the Company has previously made publicly

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available or which is in the public domain, is confidential information and is a unique and valuable asset of the Business, access to and knowledge of which are essential to the performance of the Executive's duties under this Agreement. The Executive shall not, through the end of the Term, except to the extent reasonably necessary in the performance of his duties under this Agreement, divulge to any person, firm, association, corporation, or governmental agency, any information concerning the affairs, business, clients, or customers of the Business (except such information as is required by law to be divulged to a government agency or pursuant to lawful process), or make use of any such information for his own purposes or for the benefit of any person, firm, association or corporation (except the Business) and shall use his reasonable best efforts to prevent the disclosure of any such information by others. All records, memoranda, letters, books, papers, reports, accountings, experience or other data, and other records and documents relating to the Business, whether made by the Executive or otherwise coming into his possession, are confidential information and are, shall be, and shall remain the property of the Business. No copies thereof shall be made which are not retained by the Business, and the Executive agrees, on termination of his employment or on demand of the Company, to deliver the same to the Company.

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                           (b)      Non-Compete.  Through the end of the Term,
the Executive shall not without express prior written approval of the Company's Board, directly or indirectly, own or hold any proprietary interest in, or be employed by or receive remuneration from, any corporation, partnership, sole proprietorship or other entity engaged in competition with the Company or any of its affiliates (a "Competitor"), other than severance-type or retirement-type benefits from entities constituting prior employers of the Executive. The Executive also agrees that he will not solicit for the account of any Competitor, any customer or client of the Company or its affiliates, or, in the event of the Executive's termination of employment, any entity or individual that was such a customer or client during the 12-month period immediately preceding the Executive's termination of employment. The Executive also agrees not to act on behalf of any Competitor to interfere with the relationship between the Company or its affiliates and their employees. In addition, if the Executive obtains non-competitive employment during the Term, for such period the Executive agrees not to solicit employees of the Company or its affiliates for new employment without the prior written consent of the Company.

                  For purposes of the preceding paragraph, (i) the term "proprietary interest" means legal or equitable ownership, whether through stockholdings or otherwise, of an equity interest in a business, firm or entity other than ownership of less than 5

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percent of any class of equity interest in a publicly held business, firm or entity and (ii) an entity shall be considered to be "engaged in competition" if such entity is, or is a holding company for, a commercial bank or other financial services business engaged in a business that competes with the Company in the corridor from Boston, Massachusetts to Baltimore, Maryland (including the New York City metropolitan region).

                           (c)      Remedies.  The Company's obligation to make
payments, deliver shares of Stock or provide for any benefits under this Agreement (except to the extent vested or exercisable) shall cease upon a violation of the preceding provisions of this section. The Executive's Agreement as set forth in this Section 7 shall: (a) survive the termination of this Agreement, and continue throughout the duration of the Executive's employment with the Company, except as amended or modified by written agreement of the parties; and (b) survive the Executive's termination of employment with the Company.

                           (d)      Modification of Terms.  If any restriction
in this Section 7 of the Agreement is adjudicated to exceed the time, geographic, service or other limitations permitted by applicable law in any jurisdiction, the Executive agrees that such may be modified and narrowed, either by a court or the Company, to the maximum time, geographic, service or other limitations permitted by applicable law so as to preserve and protect the Company's legitimate business interest, without

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negating or impairing any other restrictions or undertaking set forth in the
Agreement.

                           (e)      Change in Control.  The provisions of this
Section 7 shall be inapplicable if the Executive's termination of employment is a "Termination upon a Change in Control" as defined in Section 6 of this Agreement.

                  8.       Retirement.

                           (a)      Calculation.  For purposes of calculating
the Executive's final average compensation under the Retirement Plan, notwithstanding provisions to the contrary in the Retirement Plan, the Executive's compensation in any year shall be deemed to include any bonus awarded to the Executive for that year under the Incentive Plan and the Bonus Awards granted under Section 3(b) hereof.

                           (b)      Vesting.  For purposes of calculating the
vested portion of benefits under the Retirement Plan or the Company's 401(k) Plan, the Executive is hereby treated as 100% vested notwithstanding provisions to the contrary in such plans.

                           (c)      Supplemental Retirement Benefit.  Upon his
retirement at or after age 55 ("Retirement"), the Executive shall be entitled to a supplemental retirement benefit equal to the excess, if any, of (i) the greatest of (A) the benefit to which the Executive would have been entitled under the Chase Manhattan Bank Retirement Plan and the Chase Manhattan Bank Supplemental Plan as in effect on July 24, 1987 ("Chase Plans") upon

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Retirement under the Chase Plans, taking into account applicable compensation paid to Executive by Chase Manhattan Bank ("Chase"), Mellon Bank ("Mellon") and the Company and Executive's years of service at Chase, Mellon and the Company,
(B) the benefit to which the Executive would have been entitled under the Mellon Bank Retirement Plan as in effect on February 1, 1990 ("Mellon Plan") and under section 7(a) of the revised employment agreement between the Executive and Mellon dated July 24, 1987 ("Mellon Agreement") upon Retirement under the Mellon Plan and the Mellon Agreement or (C) the benefit to which the Executive would be entitled upon Retirement under the Retirement Plan taking into account Executive's years of service at Chase, Mellon and the Company and subsections
(a) and (b) of this Section 8, over (ii) retirement benefit paid to Executive upon Retirement under the Chase Plans, the Mellon Plan, the Mellon Agreement, the Retirement Plan and subsections (a) and (b) of this Section 8. For purposes of computing benefits under this subsection (c), the amounts referred to in clauses (i)(A) and (i)(B) shall not be less than as calculated and set forth in a memorandum dated September 20, 1989 to Executive from M.G. Pepperney of Mellon and entitled "Re: Estimated Retirement Benefits". The determination of any benefit under this subsection (c) shall be based on the same form of benefit as paid to Executive under the Retirement Plan and Section 2.04 of the Company's Benefit Equalization Plan, subject to election of a lump sum payment as authorized under the

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Benefit Equalization Plan.  Any lump sum payment so elected shall be adjusted as provided under Section 3.02 of the Benefit Equalization Plan.

                      (d) Source of Funds. Any payments made pursuant to this Section 8 in excess of those which would have been received under the Retirement Plan or the Company's 401(k) Plan without regard to this Section 8, shall be paid pursuant to Section 14 of this Agreement out of the general assets of the Company and not from the assets of the Retirement Plan or the Company's 401(k) Plan and shall be paid under the Benefit Equalization Plan in the same form and at the same time as benefits are paid under the Benefit Equalization Plan.

                   9. Withholding Taxes. The Company may directly or indirectly withhold from any payments made under this Agreement all Federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

                  10. Consolidation, Merger, or Sale of Assets. Nothing in this Agreement shall preclude the Company from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term "Company" as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

                  11. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, by same day or overnight mail as follows:

                           (a)      To Bancorporation and FFB:

                                    Director of Human Resources
                                    First Fidelity Bancorporation
                                    550 Broad Street
                                    Newark, New Jersey 07192

                           (b)      To the Executive:

                                    Mr. Anthony P. Terracciano
                                    73 West Fifth Street
                                    Bayonne, New Jersey  07002

or to such other address as either party shall have previously specified in writing to the other.

                  12. No Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect; provided, however, that nothing in this Section 12 shall preclude the assumption of such rights by executors, administrators or other legal representatives of the Executive or his estate and their assigning any rights hereunder to the person or persons entitled thereto.

                  13. No Mitigation. The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by other employment or otherwise.

                  14. Source of Payment. All payments provided for under this Agreement shall be paid in cash from the general funds of the Company. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Executive shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right, without prejudice to rights which employees may have, shall be no greater than the right of an unsecured creditor of the Company.

                  15. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

                  16. Contents of Agreement. This Agreement supersedes all prior agreements and sets forth the entire understanding among the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment approved by the parties hereto.

                  17. Governing Law. The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of New Jersey, and Executive consents to the jurisdiction of the state and federal courts of New Jersey in any dispute arising under this Agreement.

                  18. Survival of Benefits. Any Section of this Agreement which provides a benefit to the Executive and which does not expressly provide for its termination upon the expiration of the Term shall survive the expiration of the Term and the obligation to provide benefits to the Executive as set forth in such Section shall remain binding upon the Company until such time as the Executive's employment relationship with the

Company is terminated and the benefits provided under such Section are paid in full to the Executive.

                  19. Miscellaneous. All section headings are for convenience only. This Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. It shall not be necessary in marking proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

                  20. Conditions to Obligations of FFB. The obligations of FFB (but not Bancorporation) are subject to approval of this Agreement by the Board of Directors of FFB.

                  IN WITNESS WHEREOF, and intending to be legally bound, each of Bancorporation and FFB has caused this Agreement to be executed by its duly authorized officers and the Executive has signed this Agreement, all as of the first date above written, this 1st day of June, 1994.


                                               FIRST FIDELITY BANCORPORATION

                                               By: /s/ James L. Mitchell
                                                  ----------------------------
                                                  Authorized Signatory

                                               By: /s/ William A. Karmen
                                                  ----------------------------
                                                  William A. Karmen, Executive
                                                   Vice President

                                                  FIRST FIDELITY BANK, N.A.

                                                  By: /s/ Leslie E. Goodman
                                                     ----------------------
                                                     Authorized Officer

                                                     /s/ Anthony P. Terracciano
                                                     --------------------------
                                                     Anthony P. Terracciano

                              EMPLOYMENT AGREEMENT

                  THIS AGREEMENT, made effective as of June 1, 1994, by and between FIRST FIDELITY BANCORPORATION ("Bancorporation") and FIRST FIDELITY BANK, N.A. ("FFB") (Bancorporation and FFB being hereinafter collectively referred to as the "Company"), and PETER C. PALMIERI (the "Executive"),

                       W I T N E S S E T H   T H A T :

                  WHEREAS, the Executive has previously entered into an Employment Agreement dated as of February 5, 1990 (as amended as of April 15, 1991; February 26, 1992; and December 18, 1992) with the Company (the "Prior Agreement");

                  WHEREAS, the Executive is willing to continue to serve as (i) a Vice Chairman of Bancorporation and (ii) an officer of FFB, and each of Bancorporation and FFB desires to retain the Executive in such capacities on the terms and conditions herein set forth;

                  WHEREAS, the parties desire to enter into this Agreement, which is intended to replace and supersede the Prior Agreement;

                  NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  1. Employment. The Company agrees to continue to employ the Executive, and the Executive agrees to continue to be employed by the Company, upon the terms and conditions hereinafter provided for a period commencing as of June 1, 1994 and continuing until Executive's 65th birthday (the "Term"). The Executive hereby represents and warrants that he has the legal capacity to execute and perform this Agreement, that it is a valid and binding agreement against him according to its terms, and that its execution and performance by him does not violate the terms of any existing agreement or understanding to which the Executive is a party. In addition, the Executive represents and warrants that he knows of no reason why he is not physically capable of performing his obligations under this Agreement in accordance with its terms.

                  2. Position and Duties. During the Term, the Company agrees to employ the Executive to serve as (a) a Vice Chairman of Bancorporation and (b) an officer of FFB, and Executive will have such powers and duties as are commensurate with such positions and as may be assigned to him by the Company's Chief Executive Officer or other appropriate supervising officer after consultation with the Executive. During the Term, and except for illness or incapacity and reasonable vacation periods of no more than four weeks in any calendar year (or such other period as shall be consistent with the Company's policies for other key executives), the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company and its subsidiaries and affiliates, provided, however, that the Executive may serve on other boards as a director or trustee if such service does not interfere with his ability to discharge his duties and responsibilities to the Company.

                  3. Compensation. For all services rendered by the Executive in any capacity required hereunder during the Term, including, without limitation, services as an executive, officer, director, or member of any committee of the Company, or any subsidiary, affiliate or division thereof, the Executive shall be compensated as follows:

                           (a)      Base Salary.  The Company shall pay the
Executive a fixed salary of $415,000 per annum or such higher annual amount as is being paid from time to time pursuant to the terms hereof ("Base Salary"). The Base Salary shall be subject to such periodic review (which shall occur in accordance with Company policy) and such periodic increases as the Company shall deem appropriate in accordance with the Company's customary procedures and practices regarding the salaries of senior officers. Base Salary shall be payable in accordance with the customary payroll practices of the Company, but in no event less frequently than monthly.

                           (b)      Bonus Awards.  The Executive shall be
entitled to participate in the First Fidelity Bancorporation Annual Incentive Plan or any successor plan (the "Incentive Plan"), which plan currently provides for the payment of incentive cash compensation to key officers based upon the performance of the Company and the officer's individual performance. The Company shall pay the Executive such amounts, if any, as shall become due to the Executive from time to time under the Incentive Plan.

                           (c)      Stock Options.  The Executive shall be
eligible to receive grants under the Company's stock option plan(s) at the sole discretion of the plan's committee subject to such terms and conditions as such committee may decide.

                           (d)      Automobile.  The Company agrees to provide
to Executive an automobile. The automobile shall be a standard- sized executive automobile consistent with the Company's policies for its executive officers equipped with full options and a cellular telephone, and the Company shall also provide, without cost to the Executive, all normal expenses, insurance, maintenance, repairs, and cellular telephone operating charges and expenses. The automobile and telephone shall be and remain the Company's property at all times. The Executive shall pay operating expenses of, and shall have "deemed income" for, personal use of the automobile and shall reimburse the Company for personal use of the cellular telephone in accordance with the Company's standard procedures.

                           (e)      Additional Benefits.  Except as modified by
this Agreement, the Executive shall be entitled to participate in all compensation or employee benefit plans or programs, and to receive all benefits, perquisites and emoluments, for which any salaried employees of the Company are eligible under any plan or program now or hereafter established and maintained by the Company for senior officers, to the fullest extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions thereof, including group hospitalization, health, dental care, life or other insurance, tax-qualified pension, savings, thrift and profit-sharing plans, termination pay programs, sick-leave plans, travel or accident insurance, disability insurance, automobile allowance or automobile lease plans, and executive contingent compensation plans, including, without limitation, capital accumulation programs and stock purchase, restricted stock and stock option plans. Notwithstanding the foregoing, nothing in this Agreement shall preclude the amendment or termination of any such plan or program, provided that such amendment or termination is applicable generally to the senior officers of the Company or any subsidiary or affiliate.

                           (f)      Perquisites.  The Company also will furnish
the Executive during the Term, without cost to him except any associated tax liability, with (i) reimbursement of up to $8,000 per twelve month period of June 1 - May 31, for tax preparation and financial planning, in accordance with Company policies, and, (ii) an annual physical examination of the Executive by a physician selected by the Executive.

                  4. Business Expenses. The Company shall pay or reimburse the Executive for all reasonable travel or other expenses incurred by the Executive (and his spouse where there is a legitimate business reason for his spouse to accompany him) in connection with the performance of his duties and obligations under this Agreement, subject to the Executive's presentation of appropriate vouchers in accordance with such procedures as the Company may from time to time establish for senior officers and to preserve any deductions for Federal income taxation purposes to which the Company may be entitled.

                  5. Effect of Termination of Employment Other Than in Connection with a Change in Control.

                           (a)      Certain Terminations.  In the event the
Executive's employment hereunder terminates due to either Permanent Disability, a Without Cause Termination or a Constructive Discharge, the Company shall, as severance pay, continue, subject to the provisions of Section 7 below, to pay the Executive's Base Salary (determined in accordance with the Company's usual procedures) as in effect at the time of such termination until the expiration of the Term (the "Severance Period"), provided, that in the case of Permanent Disability, such payments shall be offset by any amounts otherwise paid to the Executive under the Company's disability program generally available to other employees. In addition, earned but unpaid Base Salary as of the date of termination of employment shall be payable in full. Group hospitalization, health, dental care, life or other insurance, travel or accident insurance, disability insurance and the perquisites set forth in Section 3(d) shall continue through the end of the Severance Period. In the event the Executive's employment hereunder terminates due to a Without Cause Termination or a Constructive Discharge (but not due to Permanent Disability), Executive shall also be entitled to payment of the amounts set forth in Section 6(b)(v) and (vi) of this Agreement, and the bonus component of Section 6(b)(iv) of this Agreement, in each case computed on the basis of a three-year Severance (or Separation) Period, provided, however, that for purposes of this Paragraph, the Severance (or Separation) Period shall not extend beyond the Executive's 65th birthday.

                           (b)      Other Terminations.  In the event that the
Executive's employment hereunder terminates due to a Termination for Cause or Executive's death, or the Executive voluntarily terminates employment with the Company for reasons other than a Constructive Discharge or Permanent Disability (with voluntary retirement pursuant to First Fidelity Bancorporation Employees' Pension Plan or any successor plan (the "Retirement Plan") or mandatory retirement at age 65 each being a voluntary termination for purposes of this Agreement), earned but unpaid Base Salary as of the date of termination of employment shall be payable in full. However, no other payments shall be made, or benefits provided, by the Company under this Agreement except for stock options to the extent already exercisable hereunder, vested benefits payable under the terms of the Retirement Plan, and any other benefits which the Executive is entitled to receive under the term of employee benefit programs maintained by the Company or its affiliates for its employees.

                           (c)      Definitions.  For purposes of this
Agreement, the following terms have the following meanings:

                                    (i) The term "Termination for Cause" means,
                  (A) to the maximum extent permitted by applicable law, a termination of the Executive's employment by the Company because the Executive has breached or failed to perform his duties under applicable law and the by-laws of the Company, and such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; (B) a final determination has been reached that the Executive has violated the representations made in Section 1 above or the provisions of Section 7 below; or (C) failure by the Executive to agree to a relocation in connection with his employment duties.

                                    (ii) The term "Constructive Discharge" means
                  a termination of the Executive's employment by the Executive due to a failure of the Company or its successors without the prior consent of the Executive to fulfill the obligations under this Agreement in any material respect, including (a) any failure of the shareholders of the Company to elect or reelect or of the Company to appoint or reappoint the Executive as a member of the Bancorporation's Board of Directors, or to the office of Vice Chairman of the Bancorporation, or (b) any other material change by the Company in the functions, duties or responsibilities of the Executive's position with the Company which would reduce the ranking or level, dignity, responsibility, importance or scope of such position.

                                    (iii) The term "Without Cause Termination"
                  means a termination of the Executive's employment by the Company, upon 30 days notice to the Executive, other than due to Permanent Disability, retirement or expiration of the Term and other than a Termination for Cause.

                                    (iv) The term "Permanent Disability" means
                  the inability of the Executive to work for a period of six full calendar months during any eight consecutive calendar months due to illness or injury of a physical or mental nature, supported by the completion by the Executive's attending physician of a medical certification form outlining the disability and treatment.

                  6. Effect of Termination of Employment in Connection with a Change in Control.

                           (a)      Definitions.  For purposes of this
Section 6, the following terms shall have the following meanings:

                                    (i)  The term "Change in Control Event"
means any of the following events:

                                            (A) the acquisition by any one
                           person, within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, or more than one person, acting as a group, (other than the Company, its affiliates and benefit plans sponsored by the Company or its affiliates) of ownership of stock of the Bancorporation possessing 20% or more of the total voting power of the Bancorporation, other than an acquisition of stock by the Banco de Santander Group if, and only so long as, the Banco de Santander Group (a) does not constitute an Acquiring person and (b) is and continues to be in compliance with Sections 8.01, 8.04, 8.05 and 8.06 of the Investment Agreement, without giving effect to any waiver, amendment or modification of such sections and notwithstanding the expiration or termination of the Investment Agreement; provided that, for purposes of this clause, (i) "Banco de Santander

                           Group" shall mean Banco de Santander, Sociedad Anonima de Credito ("Banco de Santander"), its "Affiliates" and "Associates" (as such terms are defined in the Investment Agreement) and any Defined Financial Institution, (ii) "Investment Agreement" shall mean the Investment Agreement, dated as of March 18, 1991, between Banco de Santander and the Bancorporation as in effect on March 18, 1991 without giving effect to any waiver, amendment or modification thereof; (iii) "Acquiring Person" shall have the meaning given to such term in Exhibit D to the Investment Agreement and (iv) "Defined Financial Institution" shall mean a financial Institution of the type described in clause (iii) of the definition of "Acquiring Person" set forth in Exhibit D to the Investment Agreement;

                                            (B) the approval by the stockholders
                           of Bancorporation of (1) any consolidation, merger, or other similar type of transaction involving the Bancorporation in which all of the holders of voting stock of the Bancorporation immediately before the consolidation, merger, or similar transaction, will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation, merger, or similar transaction, or (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Bancorporation; or

                                         (C) a change of 25% (rounded to the
                           next whole person) in the membership of the Board of Directors of Bancorporation or any successor within a 12-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of 85% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

                                    (ii) "Separation Period" means the
                  three-year period beginning on the date of the Executive's Termination of Employment.

                                    (iii) "Termination of Employment" shall mean
                  the termination of the Executive's actual employment relationship with the Company.

                                    (iv) "Termination upon a Change of Control"
                  shall mean a Termination of Employment upon or within fifteen months after a Change of Control Event either:

                                            (A) initiated by Company for any
                           reason other than (1) the Executive's death, or (2) for cause, which for purposes of this Section 6, shall mean the Executive's conviction of a felony in connection with his duties under this Agreement or his material breach or failure to perform his duties under applicable law and the by-laws of the Company; such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; and the Executive fails to cure such breach within 30 days after written notice is sent by the Company; or

                                            (B) initiated by the Executive (i)
                           due to a Constructive Discharge during the one-year period following the Change in Control Event, or
                           (ii) for any reason during the period beginning twelve months and one day following the change in control event and ending 90 days thereafter.

                           (b) Payments for Termination upon a Change of Control. Within twenty days of the Executive's Termination upon a Change in Control, the Company shall pay to the Executive in a single payment in cash and/or provide to the Executive, as applicable, the following:

                                    (i)  the Executive's earned but unpaid Base
                  Salary as of the date of Termination of Employment;

                                    (ii) the benefits, if any, to which the
                  Executive is entitled as a former employee under the employee benefit programs and compensation plans and programs maintained for the benefit of the Company's officers and employees;

                                    (iii) continued group hospitalization,
                  health, dental care, life or other insurance, travel or accident insurance and disability insurance, for the Separation Period, with coverage equivalent to the coverage to which the Executive would have been entitled had the Executive continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, provided, however, that the Executive may upon written notice elect to receive the present value of such coverage in cash in a lump sum, computed using a discount rate of 6% per year compounded monthly.

                                    (iv) an amount equal to the Base Salary and
                  bonus the Executive would have earned if the Executive had continued working for the Company during the Separation Period at the highest annual rate of Base Salary, and received the highest annual percentage bonus, achieved during the Executive's period of actual employment with the Company;

                                    (v) an amount equal to excess of (A) the
                  present value of the benefits to which the Executive would be entitled under the Company's Retirement Plan and Section 2.04 of the Company's Benefit Equalization Plan (as adjusted by
                  Section 3.02 of the Benefit Equalization Plan for lump sum payment) if the Executive has continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, over (B) the present value of the benefits to which the Executive is actually entitled under the Company's Retirement Plan and the benefit to which the Executive is actually entitled under Section 2.04 of the Benefit Equalization Plan (as adjusted for lump sum payment under Section 3.02), each computed as of the date of Executive's Termination of Employment, with present values to be determined using a discount rate of 6% per year, compounded monthly, and the mortality tables prescribed in the Company's Retirement Plan; and

                                    (vi) an amount equal to the Company's
                  contributions to which the Executive would have been entitled under the Company's Savings Plan and under Section 2.02 of the Benefit Equalization Plan if the Executive had continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, and making the maximum amount of employee contributions, if any, as are required under such plans.

                           (c)      Adjustment for Taxes.  In the event that
either the Company's independent public accountants or the Internal Revenue Service determines that any payment, coverage, benefit or benefit acceleration provided to Executive, whether specifically provided for in this Agreement or otherwise, is subject to the excise tax imposed by Section 4999 (or any successor provision) ("Section 4999") of the Internal Revenue Code of 1986, as amended (the "Code"), the Company, within 30 days thereafter, shall pay to Executive, in addition to any other payment, coverage or benefit due and owing hereunder, an amount determined by multiplying the rate of excise tax then imposed by Section 4999 by the amount of the "excess parachute payment" received by Executive (determined without regard to any payments made to the Executive pursuant to this paragraph) and dividing the product so obtained by the amount obtained by subtracting the aggregate local, state and Federal income tax rate applicable to the receipt by Executive of the "excess parachute payment" (taking into account the deductibility for Federal income tax purposes of the payment of state and local income taxes thereon) from the amount obtained by subtracting from 1.00 the rate of excise tax then imposed by Section 4999 of the Code, it being the Company's intention that the Executive's net after tax position be identical to that which would have obtained had Sections 280G and 4999 not been part of the Code.

                           (d)     In the event that, on or after the occurrence
of a Change in Control Event, the Company fails to make any payment or provide any coverage to Executive arising out of or relating in any way to this Agreement or to the Executive's employment by the Company (collectively, "Employment Rights"), then the Company shall pay to the Executive and reimburse the Executive for the Executive's full costs (including, without limitation, the fees and expenses of the Executive's attorneys and court and related costs) of enforcing the Executive's Employment Rights. In addition, if the enforceability of this Agreement or the payment of any benefit to the Executive hereunder is disputed by the Company on or after the occurrence of a Change in Control Event, then the Term of this Agreement shall be extended for the period of the dispute in the event of a final judicial determination that the Executive is entitled to at least fifty percent (in dollar amount) of the benefits which he claimed from, and which were disputed by, the Company.

                  7.       Other Duties of Executive During and After Term.

                           (a)     Confidential Information.  The Executive
recognizes and acknowledges that all information pertaining to the affairs, business, clients, or customers of the Company or any of its subsidiaries or affiliates (any or all of such entities being hereinafter referred to as the "Business"), as such information may exist from time to time, other than information that the Company has previously made publicly available or which is in the public domain, is confidential information and is a unique and valuable asset of the Business, access to and knowledge of which are essential to the performance of the Executive's duties under this Agreement. The Executive shall not, through the end of the Term, except to the extent reasonably necessary in the performance of his duties under this Agreement, divulge to any person, firm, association, corporation, or governmental agency, any information concerning the affairs, business, clients, or customers of the Business (except such information as is required by law to be divulged to a government agency or pursuant to lawful process), or make use of any such information for his own purposes or for the benefit of any person, firm, association or corporation (except the Business) and shall use his reasonable best efforts to prevent the disclosure of any such information by others. All records, memoranda, letters, books, papers, reports, accountings, experience or other data, and other records and documents relating to the Business, whether made by the Executive or otherwise coming into his possession, are confidential information and are, shall be, and shall remain the property of the Business. No copies thereof shall be made which are not retained by the Business, and the Executive agrees, on termination of his employment or on demand of the Company, to deliver the same to the Company.

                           (b)      Non-Compete.  Through the end of the Term,
the Executive shall not without express prior written approval of the Company's Board, directly or indirectly, own or hold any proprietary interest in, or be employed by or receive remuneration from, any corporation, partnership, sole proprietorship or other entity engaged in competition with the Company or any of its affiliates (a "Competitor"), other than severance-type or retirement-type benefits from entities constituting prior employers of the Executive. The Executive also agrees that he will not solicit for the account of any Competitor, any customer or client of the Company or its affiliates, or, in the event of the Executive's termination of employment, any entity or individual that was such a customer or client during the 12-month period immediately preceding the Executive's termination of employment. The Executive also agrees not to act on behalf of any Competitor to interfere with the relationship between the Company or its affiliates and their employees. In addition, if the Executive obtains non-competitive employment during the Term, for such period the Executive agrees not to solicit employees of the Company or its affiliates for new employment without the prior written consent of the Company.

                  For purposes of the preceding paragraph, (i) the term "proprietary interest" means legal or equitable ownership, whether through stockholdings or otherwise, of an equity interest in a business, firm or entity other than ownership of less than 5 percent of any class of equity interest in a publicly held business, firm or entity and (ii) an entity shall be considered to be "engaged in competition" if such entity is, or is a holding company for, a commercial bank or other financial services business engaged in a business that competes with the Company in the corridor from Boston, Massachusetts to Baltimore, Maryland (including the New York City metropolitan region).

                           (c)    Remedies.  The Company's obligation to make
payments, deliver shares of Stock or provide for any benefits under this Agreement (except to the extent vested or exercisable) shall cease upon a violation of the preceding provisions of this section. The Executive's Agreement as set forth in this Section 7 shall: (a) survive the termination of this Agreement, and continue throughout the duration of the Executive's employment with the Company, except as amended or modified by written agreement of the parties; and (b) survive the Executive's termination of employment with the Company.

                           (d)    Modification of Terms.  If any restriction in
this Section 7 of the Agreement is adjudicated to exceed the time, geographic, service or other limitations permitted by applicable law in any jurisdiction, the Executive agrees that such may be modified and narrowed, either by a court or the Company, to the maximum time, geographic, service or other limitations permitted by applicable law so as to preserve and protect the Company's legitimate business interest, without negating or impairing any other restrictions or undertaking set forth in the Agreement.

                      (e) Change in Control. The provisions of this Section 7 shall be inapplicable if the Executive's termination of employment is a "Termination upon a Change in Control" as defined in Section 6 of this Agreement.

                  8. Withholding Taxes. The Company may directly or indirectly withhold from any payments made under this Agreement all Federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

                  9. Consolidation, Merger, or Sale of Assets. Nothing in this Agreement shall preclude the Company from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term "Company" as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

                  10. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, by same day or overnight mail as follows:

                           (a)      To Bancorporation and FFB:

                                    Director of Human Resources
                                    First Fidelity Bancorporation
                                    550 Broad Street
                                    Newark, New Jersey 07192

                           (b)      To the Executive:

                                    Peter C. Palmieri
                                    139 Devon Road
                                    Essex Fells, New Jersey 07021

or to such other address as either party shall have previously specified in writing to the other.

                  11. No Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect; provided, however, that nothing in this Section 11 shall preclude the assumption of such rights by executors, administrators or other legal representatives of the Executive or his estate and their assigning any rights hereunder to the person or persons entitled thereto.

                  12. No Mitigation. The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by other employment or otherwise.

                  13. Source of Payment. All payments provided for under this Agreement shall be paid in cash from the general funds of the Company. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Executive shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right, without prejudice to rights which employees may have, shall be no greater than the right of an unsecured creditor of the Company.

                  14. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

                  15. Contents of Agreement. This Agreement supersedes all prior agreements and sets forth the entire understanding among the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment approved by the parties hereto.

                  16. Governing Law. The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of New Jersey, and Executive consents to the jurisdiction of the state and federal courts of New Jersey in any dispute arising under this Agreement.

                  17. Survival of Benefits. Any Section of this Agreement which provides a benefit to the Executive and which does not expressly provide for its termination upon the expiration of the Term shall survive the expiration of the Term and the obligation to provide benefits to the Executive as set forth in such Section shall remain binding upon the Company until such time as the Executive's employment relationship with the Company is terminated and the benefits provided under such Section are paid in full to the Executive.

                  18. Miscellaneous. All section headings are for convenience only. This Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. It shall not be necessary in marking proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

                  19. Conditions to Obligations of FFB. The obligations of FFB (but not Bancorporation) are subject to approval of this Agreement by the Board of Directors of FFB.

                  IN WITNESS WHEREOF, and intending to be legally bound, each of Bancorporation and FFB has caused this Agreement to be executed by its duly authorized officers and the Executive has signed this Agreement, all as of the first date above written, this 1st day of June, 1994.

                                                 FIRST FIDELITY BANCORPORATION

                                                 By: /s/ James L. Mitchell
                                                    ---------------------------
                                                    Authorized Signatory

                                                 By: /s/ William A. Karmen
                                                    ---------------------------
                                                    William A. Karmen, Executive
                                                     Vice President

                                                  FIRST FIDELITY BANK, N.A.

                                                  By: /s/ Leslie E. Goodman
                                                     --------------------------
                                                     Authorized Officer

                                                     /s/ Peter C. Palmieri
                                                  ------------------------------
                                                     Peter C. Palmieri

                              EMPLOYMENT AGREEMENT

                  THIS AGREEMENT, made effective as of June 1, 1994, by and between FIRST FIDELITY BANCORPORATION ("Bancorporation") and FIRST FIDELITY BANK, N.A. ("FFB") (Bancorporation and FFB being hereinafter collectively referred to as the "Company"), and WOLFGANG SCHOELLKOPF (the "Executive"),

                         W I T N E S S E T H   T H A T :

                  WHEREAS, the Executive has previously entered into an Employment Agreement dated as of March 6, 1990 (as amended as of April 15, 1991; February 26, 1992; and December 18, 1992) with the Company (the "Prior Agreement");

                  WHEREAS, the Executive is willing to continue to serve as (i) a Vice Chairman of Bancorporation and (ii) an officer of FFB, and each of Bancorporation and FFB desires to retain the Executive in such capacities on the terms and conditions herein set forth;

                  WHEREAS, the parties desire to enter into this Agreement, which is intended to replace and supersede the Prior Agreement;

                  NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  1. Employment. The Company agrees to continue to employ the Executive, and the Executive agrees to continue to be employed by the Company, upon the terms and conditions hereinafter provided for a period commencing as of June 1, 1994 and continuing until Executive's 65th birthday (the "Term"). The Executive hereby represents and warrants that he has the legal capacity to execute and perform this Agreement, that it is a valid and binding agreement against him according to its terms, and that its execution and performance by him does not violate the terms of any existing agreement or understanding to which the Executive is a party. In addition, the Executive represents and warrants that he knows of no reason why he is not physically capable of performing his obligations under this Agreement in accordance with its terms.

                  2. Position and Duties. During the Term, the Company agrees to employ the Executive to serve as (a) a Vice Chairman of Bancorporation and (b) an officer of FFB, and Executive will have such powers and duties as are commensurate with such positions and as may be assigned to him by the Company's Chief Executive Officer or other appropriate supervising officer after consultation with the Executive. During the Term, and except for illness or incapacity and reasonable vacation periods of no more than four weeks in any calendar year (or such other period as shall be consistent with the Company's policies for other key executives), the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company and its subsidiaries and affiliates, provided, however, that the Executive may serve on other boards as a director or trustee if such service does not interfere with his ability to discharge his duties and responsibilities to the Company.

                  3. Compensation. For all services rendered by the Executive in any capacity required hereunder during the Term, including, without limitation, services as an executive, officer, director, or member of any committee of the Company, or any subsidiary, affiliate or division thereof, the Executive shall be compensated as follows:

                           (a)      Base Salary.  The Company shall pay the
Executive a fixed salary of $415,000 per annum or such higher annual amount as is being paid from time to time pursuant to the terms hereof ("Base Salary"). The Base Salary shall be subject to such periodic review (which shall occur in accordance with Company policy) and such periodic increases as the Company shall deem appropriate in accordance with the Company's customary procedures and practices regarding the salaries of senior officers. Base Salary shall be payable in accordance with the customary payroll practices of the Company, but in no event less frequently than monthly.

                           (b)      Bonus Awards.  The Executive shall be
entitled to participate in the First Fidelity Bancorporation Annual Incentive Plan or any successor plan (the "Incentive Plan"), which plan currently provides for the payment of incentive cash compensation to key officers based upon the performance of the Company and the officer's individual performance. The Company shall pay the Executive such amounts, if any, as shall become due to the Executive from time to time under the Incentive Plan.

                           (c)      Stock Options.  The Executive shall be
eligible to receive grants under the Company's stock option plan(s) at the sole discretion of the plan's committee subject to such terms and conditions as such committee may decide.

                           (d)      Automobile.  The Company agrees to provide
to Executive an automobile. The automobile shall be a standardsized executive automobile consistent with the Company's policies for its executive officers equipped with full options and a cellular telephone, and the Company shall also provide, without cost to the Executive, all normal expenses, insurance, maintenance, repairs, and cellular telephone operating charges and expenses. The automobile and telephone shall be and remain the Company's property at all times. The Executive shall pay operating expenses of, and shall have "deemed income" for, personal use of the automobile and shall reimburse the Company for personal use of the cellular telephone in accordance with the Company's standard procedures.

                           (e)      Additional Benefits.  Except as modified by
this Agreement, the Executive shall be entitled to participate in all compensation or employee benefit plans or programs, and to receive all benefits, perquisites and emoluments, for which any salaried employees of the Company are eligible under any plan or program now or hereafter established and maintained by the Company for senior officers, to the fullest extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions thereof, including group hospitalization, health, dental care, life or other insurance, tax-qualified pension, savings, thrift and profit-sharing plans, termination pay programs, sick-leave plans, travel or accident insurance, disability insurance, automobile allowance or automobile lease plans, and executive contingent compensation plans, including, without limitation, capital accumulation programs and stock purchase, restricted stock and stock option plans. Notwithstanding the foregoing, nothing in this Agreement shall preclude the amendment or termination of any such plan or program, provided that such amendment or termination is applicable generally to the senior officers of the Company or any subsidiary or affiliate.

                           (f)      Perquisites.  The Company also will furnish
the Executive during the Term, without cost to him except any associated tax liability, with (i) reimbursement of up to $8,000 per twelve month period of June 1 - May 31, for tax preparation and financial planning, in accordance with Company policies, and, (ii) an annual physical examination of the Executive by a physician selected by the Executive.

                  4. Business Expenses. The Company shall pay or reimburse the Executive for all reasonable travel or other expenses incurred by the Executive (and his spouse where there is a legitimate business reason for his spouse to accompany him) in connection with the performance of his duties and obligations under this Agreement, subject to the Executive's presentation of appropriate vouchers in accordance with such procedures as the Company may from time to time establish for senior officers and to preserve any deductions for Federal income taxation purposes to which the Company may be entitled.

                  5. Effect of Termination of Employment Other Than in Connection with a Change in Control.

                           (a)      Certain Terminations.  In the event the
Executive's employment hereunder terminates due to either Permanent Disability, a Without Cause Termination or a Constructive Discharge, the Company shall, as severance pay, continue, subject to the provisions of Section 7 below, to pay the Executive's Base Salary (determined in accordance with the Company's usual procedures) as in effect at the time of such termination until the expiration of the Term (the "Severance Period"), provided, that in the case of Permanent Disability, such payments shall be offset by any amounts otherwise paid to the Executive under the Company's disability program generally available to other employees. In addition, earned but unpaid Base Salary as of the date of termination of employment shall be payable in full. Group hospitalization, health, dental care, life or other insurance, travel or accident insurance, disability insurance and the perquisites set forth in Section 3(d) shall continue through the end of the Severance Period. In the event the Executive's employment hereunder terminates due to a Without Cause Termination or a Constructive Discharge (but not due to Permanent Disability), Executive shall also be entitled to payment of the amounts set forth in Section 6(b)(v) and (vi) of this Agreement, and the bonus component of Section 6(b)(iv) of this Agreement, in each case computed on the basis of a three-year Severance (or Separation) Period, provided, however, that for purposes of this Paragraph, the Severance (or Separation) Period shall not extend beyond the Executive's 65th birthday.

                           (b)      Other Terminations.  In the event that the
Executive's employment hereunder terminates due to a Termination for Cause or Executive's death, or the Executive voluntarily terminates employment with the Company for reasons other than a Constructive Discharge or Permanent Disability (with voluntary retirement pursuant to First Fidelity Bancorporation Employees' Pension Plan or any successor plan (the "Retirement Plan") or mandatory retirement at age 65 each being a voluntary termination for purposes of this Agreement), earned but unpaid Base Salary as of the date of termination of employment shall be payable in full. However, no other payments shall be made, or benefits provided, by the Company under this Agreement except for stock options to the extent already exercisable hereunder, vested benefits payable under the terms of the Retirement Plan, and any other benefits which the Executive is entitled to receive under the term of employee benefit programs maintained by the Company or its affiliates for its employees.

                           (c)      Definitions.  For purposes of this
Agreement, the following terms have the following meanings:

                                    (i) The term "Termination for Cause" means,
                  (A) to the maximum extent permitted by applicable law, a termination of the Executive's employment by the Company because the Executive has breached or failed to perform his duties under applicable law and the by-laws of the Company, and such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; (B) a final determination has been reached that the Executive has violated the representations made in Section 1 above or the provisions of Section 7 below; or (C) failure by the Executive to agree to a relocation in connection with his employment duties.

                                    (ii) The term "Constructive Discharge" means
                  a termination of the Executive's employment by the Executive due to a failure of the Company or its successors without the prior consent of the Executive to fulfill the obligations under this Agreement in any material respect, including (a) any failure of the shareholders of the Company to elect or reelect or of the Company to appoint or reappoint the Executive as a member of the Bancorporation's Board of Directors, or to the office of Vice Chairman of the Bancorporation, or (b) any other material change by the Company in the functions, duties or responsibilities of the Executive's position with the Company which would reduce the ranking or level, dignity, responsibility, importance or scope of such position.

                                    (iii) The term "Without Cause Termination"
                  means a termination of the Executive's employment by the Company, upon 30 days notice to the Executive, other than due to Permanent Disability, retirement or expiration of the Term and other than a Termination for Cause.

                                    (iv) The term "Permanent Disability" means
                  the inability of the Executive to work for a period of six full calendar months during any eight consecutive calendar months due to illness or injury of a physical or mental nature, supported by the completion by the Executive's attending physician of a medical certification form outlining the disability and treatment.

                  6. Effect of Termination of Employment in Connection with a Change in Control.

                           (a)     Definitions.  For purposes of this Section 6,
the following terms shall have the following meanings:

                                   (i) The term "Change in Control Event" means any of the following events:

                                        (A) the acquisition by any one person,
                            within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, or more than one person, acting as a group, (other than the Company, its affiliates and benefit plans sponsored by the Company or its affiliates) of ownership of stock of the Bancorporation possessing 20% or more of the total voting power of the Bancorporation, other than an acquisition of stock by the Banco de Santander Group if, and only so long as, the Banco de Santander Group (a) does not constitute an Acquiring person and (b) is and continues to be in compliance with Sections 8.01, 8.04, 8.05 and 8.06 of the Investment Agreement, without giving effect to any waiver, amendment or modification of such sections and notwithstanding the expiration or termination of the Investment Agreement; provided that, for purposes of this clause, (i) "Banco de Santander

                           Group" shall mean Banco de Santander, Sociedad Anonima de Credito ("Banco de Santander"), its "Affiliates" and "Associates" (as such terms are defined in the Investment Agreement) and any Defined Financial Institution, (ii) "Investment Agreement" shall mean the Investment Agreement, dated as of March 18, 1991, between Banco de Santander and the Bancorporation as in effect on March 18, 1991 without giving effect to any waiver, amendment or modification thereof; (iii) "Acquiring Person" shall have the meaning given to such term in Exhibit D to the Investment Agreement and (iv) "Defined Financial Institution" shall mean a financial Institution of the type described in clause (iii) of the definition of "Acquiring Person" set forth in Exhibit D to the Investment Agreement;

                                            (B) the approval by the stockholders
                           of Bancorporation of (1) any consolidation, merger, or other similar type of transaction involving the Bancorporation in which all of the holders of voting stock of the Bancorporation immediately before the consolidation, merger, or similar transaction, will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation, merger, or similar transaction, or (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Bancorporation; or

                                       (C) a change of 25% (rounded to the next
                          whole person) in the membership of the Board of Directors of Bancorporation or any successor within a 12-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of 85% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

                                    (ii) "Separation Period" means the
                  three-year period beginning on the date of the Executive's Termination of Employment.

                                    (iii) "Termination of Employment" shall mean
                  the termination of the Executive's actual employment relationship with the Company.

                                    (iv) "Termination upon a Change of Control"
                  shall mean a Termination of Employment upon or within fifteen months after a Change of Control Event either:

                                            (A) initiated by Company for any
                           reason other than (1) the Executive's death, or (2) for cause, which for purposes of this Section 6, shall mean the Executive's conviction of a felony in connection with his duties under this Agreement or his material breach or failure to perform his duties under applicable law and the by-laws of the Company; such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; and the Executive fails to cure such breach within 30 days after written notice is sent by the Company; or

                                            (B) initiated by the Executive (i)
                           due to a Constructive Discharge during the one-year period following the Change in Control Event, or (ii) for any reason during the period beginning twelve months and one day following the change in control event and ending 90 days thereafter.

                           (b)    Payments for Termination upon a Change of
Control. Within twenty days of the Executive's Termination upon a Change in Control, the Company shall pay to the Executive in a single payment in cash and/or provide to the Executive, as applicable, the following:

                                  (i)  the Executive's earned but unpaid Base
                  Salary as of the date of Termination of Employment;

                                    (ii) the benefits, if any, to which the
                  Executive is entitled as a former employee under the employee benefit programs and compensation plans and programs maintained for the benefit of the Company's officers and employees;

                                    (iii) continued group hospitalization,
                  health, dental care, life or other insurance, travel or accident insurance and disability insurance, for the Separation Period, with coverage equivalent to the coverage to which the Executive would have been entitled had the Executive continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, provided, however, that the Executive may upon written notice elect to receive the present value of such coverage in cash in a lump sum, computed using a discount rate of 6% per year compounded monthly.

                                    (iv) an amount equal to the Base Salary and
                  bonus the Executive would have earned if the Executive had continued working for the Company during the Separation Period at the highest annual rate of Base Salary, and received the highest annual percentage bonus, achieved during the Executive's period of actual employment with the Company;

                                    (v) an amount equal to excess of (A) the
                  present value of the benefits to which the Executive would be entitled under the Company's Retirement Plan and Section 2.04 of the Company's Benefit Equalization Plan (as adjusted by
                  Section 3.02 of the Benefit Equalization Plan for lump sum payment) if the Executive has continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, over (B) the present value of the benefits to which the Executive is actually entitled under the Company's Retirement Plan and the benefit to which the Executive is actually entitled under Section 2.04 of the Benefit Equalization Plan (as adjusted for lump sum payment under Section 3.02), each computed as of the date of Executive's Termination of Employment, with present values to be determined using a discount rate of 6% per year, compounded monthly, and the mortality tables prescribed in the Company's Retirement Plan; and

                                    (vi) an amount equal to the Company's
                  contributions to which the Executive would have been entitled under the Company's Savings Plan and under Section 2.02 of the Benefit Equalization Plan if the Executive had continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, and making the maximum amount of employee contributions, if any, as are required under such plans.

                           (c)      Adjustment for Taxes.  In the event that
either the Company's independent public accountants or the Internal Revenue Service determines that any payment, coverage, benefit or benefit acceleration provided to Executive, whether specifically provided for in this Agreement or otherwise, is subject to the excise tax imposed by Section 4999 (or any successor provision) ("Section 4999") of the Internal Revenue Code of 1986, as amended (the "Code"), the Company, within 30 days thereafter, shall pay to Executive, in addition to any other payment, coverage or benefit due and owing hereunder, an amount determined by multiplying the rate of excise tax then imposed by Section 4999 by the amount of the "excess parachute payment" received by Executive (determined without regard to any payments made to the Executive pursuant to this paragraph) and dividing the product so obtained by the amount obtained by subtracting the aggregate local, state and Federal income tax rate applicable to the receipt by Executive of the "excess parachute payment" (taking into account the deductibility for Federal income tax purposes of the payment of state and local income taxes thereon) from the amount obtained by subtracting from 1.00 the rate of excise tax then imposed by Section 4999 of the Code, it being the Company's intention that the Executive's net after tax position be identical to that which would have obtained had Sections 280G and 4999 not been part of the Code.

                           (d)     In the event that, on or after the occurrence
of a Change in Control Event, the Company fails to make any payment or provide any coverage to Executive arising out of or relating in any way to this Agreement or to the Executive's employment by the Company (collectively, "Employment Rights"), then the Company shall pay to the Executive and reimburse the Executive for the Executive's full costs (including, without limitation, the fees and expenses of the Executive's attorneys and court and related costs) of enforcing the Executive's Employment Rights. In addition, if the enforceability of this Agreement or the payment of any benefit to the Executive hereunder is disputed by the Company on or after the occurrence of a Change in Control Event, then the Term of this Agreement shall be extended for the period of the dispute in the event of a final judicial determination that the Executive is entitled to at least fifty percent (in dollar amount) of the benefits which he claimed from, and which were disputed by, the Company.

                  7.       Other Duties of Executive During and After Term.

                           (a)  Confidential Information.  The Executive
recognizes and acknowledges that all information pertaining to the affairs, business, clients, or customers of the Company or any of its subsidiaries or affiliates (any or all of such entities being hereinafter referred to as the "Business"), as such information may exist from time to time, other than information that the Company has previously made publicly available or which is in the public domain, is confidential information and is a unique and valuable asset of the Business, access to and knowledge of which are essential to the performance of the Executive's duties under this Agreement. The Executive shall not, through the end of the Term, except to the extent reasonably necessary in the performance of his duties under this Agreement, divulge to any person, firm, association, corporation, or governmental agency, any information concerning the affairs, business, clients, or customers of the Business (except such information as is required by law to be divulged to a government agency or pursuant to lawful process), or make use of any such information for his own purposes or for the benefit of any person, firm, association or corporation (except the Business) and shall use his reasonable best efforts to prevent the disclosure of any such information by others. All records, memoranda, letters, books, papers, reports, accountings, experience or other data, and other records and documents relating to the Business, whether made by the Executive or otherwise coming into his possession, are confidential information and are, shall be, and shall remain the property of the Business. No copies thereof shall be made which are not retained by the Business, and the Executive agrees, on termination of his employment or on demand of the Company, to deliver the same to the Company.

                           (b)      Non-Compete.  Through the end of the Term,
the Executive shall not without express prior written approval of the Company's Board, directly or indirectly, own or hold any proprietary interest in, or be employed by or receive remuneration from, any corporation, partnership, sole proprietorship or other entity engaged in competition with the Company or any of its affiliates (a "Competitor"), other than severance-type or retirement-type benefits from entities constituting prior employers of the Executive. The Executive also agrees that he will not solicit for the account of any Competitor, any customer or client of the Company or its affiliates, or, in the event of the Executive's termination of employment, any entity or individual that was such a customer or client during the 12-month period immediately preceding the Executive's termination of employment. The Executive also agrees not to act on behalf of any Competitor to interfere with the relationship between the Company or its affiliates and their employees. In addition, if the Executive obtains non-competitive employment during the Term, for such period the Executive agrees not to solicit employees of the Company or its affiliates for new employment without the prior written consent of the Company.

                  For purposes of the preceding paragraph, (i) the term "proprietary interest" means legal or equitable ownership, whether through stockholdings or otherwise, of an equity interest in a business, firm or entity other than ownership of less than 5 percent of any class of equity interest in a publicly held business, firm or entity and (ii) an entity shall be considered to be "engaged in competition" if such entity is, or is a holding company for, a commercial bank or other financial services business engaged in a business that competes with the Company in the corridor from Boston, Massachusetts to Baltimore, Maryland (including the New York City metropolitan region).

                           (c)     Remedies.  The Company's obligation to make
payments, deliver shares of Stock or provide for any benefits under this Agreement (except to the extent vested or exercisable) shall cease upon a violation of the preceding provisions of this section. The Executive's Agreement as set forth in this Section 7 shall: (a) survive the termination of this Agreement, and continue throughout the duration of the Executive's employment with the Company, except as amended or modified by written agreement of the parties; and (b) survive the Executive's termination of employment with the Company.

                           (d)     Modification of Terms.  If any restriction in
this Section 7 of the Agreement is adjudicated to exceed the time, geographic, service or other limitations permitted by applicable law in any jurisdiction, the Executive agrees that such may be modified and narrowed, either by a court or the Company, to the maximum time, geographic, service or other limitations permitted by applicable law so as to preserve and protect the Company's legitimate business interest, without negating or impairing any other restrictions or undertaking set forth in the Agreement.

                           (e)      Change in Control.  The provisions of this
Section 7 shall be inapplicable if the Executive's termination of employment is a "Termination upon a Change in Control" as defined in Section 6 of this Agreement.

                  8. Withholding Taxes. The Company may directly or indirectly withhold from any payments made under this Agreement all Federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

                  9. Consolidation, Merger, or Sale of Assets. Nothing in this Agreement shall preclude the Company from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term "Company" as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

                  10. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, by same day or overnight mail as follows:

                           (a)      To Bancorporation and FFB:

                                    Director of Human Resources
                                    First Fidelity Bancorporation
                                    550 Broad Street
                                    Newark, New Jersey 07192

                           (b)      To the Executive:

                                    Wolfgang Schoellkopf
                                    8 Bondsburry Lane
                                    Melville, New York 11747

or to such other address as either party shall have previously specified in writing to the other.

                       11. No Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect; provided, however, that nothing in this Section 11 shall preclude the assumption of such rights by executors, administrators or other legal representatives of the Executive or his estate and their assigning any rights hereunder to the person or persons entitled thereto.

                  12. No Mitigation. The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by other employment or otherwise.

                  13. Source of Payment. All payments provided for under this Agreement shall be paid in cash from the general funds of the Company. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Executive shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right, without prejudice to rights which employees may have, shall be no greater than the right of an unsecured creditor of the Company.

                  14. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

                  15. Contents of Agreement. This Agreement supersedes all prior agreements and sets forth the entire understanding among the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment approved by the parties hereto.

                  16. Governing Law. The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of New Jersey, and Executive consents to the jurisdiction of the state and federal courts of New Jersey in any dispute arising under this Agreement.


                  17. Survival of Benefits. Any Section of this Agreement which provides a benefit to the Executive and which does not expressly provide for its termination upon the expiration of the Term shall survive the expiration of the Term and the obligation to provide benefits to the Executive as set forth in such Section shall remain binding upon the Company until such time as the Executive's employment relationship with the Company is terminated and the benefits provided under such Section are paid in full to the Executive.

                  18. Miscellaneous. All section headings are for convenience only. This Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. It shall not be necessary in marking proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

                  19. Conditions to Obligations of FFB. The obligations of FFB (but not Bancorporation) are subject to approval of this Agreement by the Board of Directors of FFB.


                  IN WITNESS WHEREOF, and intending to be legally bound, each of Bancorporation and FFB has caused this Agreement to be executed by its duly authorized officers and the Executive has signed this Agreement, all as of the first date above written, this 1st day of June, 1994.


                                                FIRST FIDELITY BANCORPORATION

                                                By: /s/ James L. Mitchell
                                                   ---------------------------
                                                    Authorized Signatory

                                                By: /s/ William A. Karmen
                                                   ---------------------------
                                                   William A. Karmen, Executive
                                                     Vice President

                                                FIRST FIDELITY BANK, N.A.

                                                By: /s/ Leslie E. Goodman
                                                   ---------------------------
                                                   Authorized Officer

                                                    /s/ Wolfgang Schoellkopf
                                                ------------------------------
                                                   Wolfgang Schoellkopf

                              EMPLOYMENT AGREEMENT

                  THIS AGREEMENT, made effective as of June 1, 1994, by and between FIRST FIDELITY BANCORPORATION ("Bancorporation") and FIRST FIDELITY BANK, N.A. ("FFB") (Bancorporation and FFB being hereinafter collectively referred to as the "Company"), and ROLAND K. BULLARD, II (the "Executive"),

                       W I T N E S S E T H   T H A T :

                  WHEREAS, the Executive has previously entered into an Employment Agreement dated as of May 2, 1991 (as amended as of February 26, 1992 and December 18, 1992) with the Bancorporation (the "Prior Agreement");

                  WHEREAS, the Executive is willing to continue to serve as (i) a Senior Executive Vice President of the Bancorporation and (ii) an officer of FFB; and each of Bancorporation and FFB desires to retain the Executive in such capacities on the terms and conditions herein set forth;

                  WHEREAS, the parties desire to enter into this Agreement, which is intended to replace and supersede the Prior Agreement;

                  NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  1. Employment. The Company agrees to continue to employ the Executive, and the Executive agrees to continue to be employed by the Company, upon the terms and conditions hereinafter provided for a period commencing as of June 1, 1994 and continuing until May 31, 1997 (the "Term"). On each anniversary date of this Agreement, commencing May 31, 1995, on which Executive is employed by the Company, the Term shall be automatically extended for one additional year, provided, however, that the Term shall not extend beyond Executive's 65th birthday unless affirmatively extended in writing by the Company. The Executive hereby represents and warrants that he has the legal capacity to execute and perform this Agreement, that it is a valid and binding agreement against him according to its terms, and that its execution and performance by him does not violate the terms of any existing agreement or understanding to which the Executive is a party. In addition, the Executive represents and warrants that he knows of no reason why he is not physically capable of performing his obligations under this Agreement in accordance with its terms.

                  2. Position and Duties. During the Term, the Company agrees to employ the Executive to serve in such executive capacities at levels comparable to or greater than his current position, and the Executive will have such powers and duties as are commensurate with such positions and as may be assigned to him by the Bancorporation's Chief Executive Officer or other appropriate supervising officer after consultation with the Executive. During the Term, and except for illness or incapacity and reasonable vacation periods of no more than four weeks in any calendar year (or such other period as shall be consistent with the Company's policies for other key executives), the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company and its subsidiaries and affiliates, provided, however, that the Executive may serve on other boards as a director or trustee if such service does not interfere with his ability to discharge his duties and responsibilities to the Company.

                  3. Compensation. For all services rendered by the Executive in any capacity required hereunder during the Term, including, without limitation, services as an executive, officer, director, or member of any committee of the Company, or any subsidiary, affiliate or division thereof, the Executive shall be compensated as follows:

                           (a)      Base Salary.  The Company shall pay the
Executive a fixed salary of $350,000 per annum or such higher annual amount as is being paid from time to time pursuant to the terms hereof ("Base Salary"). The Base Salary shall be subject to such periodic review (which shall occur in accordance with Company policy) and such periodic increases as the Company shall deem appropriate in accordance with the Company's customary procedures and practices regarding the salaries of senior officers. Base Salary shall be payable in accordance with the customary payroll practices of the Company, but in no event less frequently than monthly.

                           (b)      Bonus Awards.  The Executive shall be
entitled to participate in the First Fidelity Bancorporation Annual Incentive Plan or any successor plan (the "Incentive Plan"), which plan currently provides for the payment of incentive cash compensation to key officers based upon the performance of the Company and the officer's individual performance. The Company shall pay the Executive such amounts, if any, as shall become due to the Executive from time to time under the Incentive Plan.

                           (c)      Stock Options.  The Executive shall be
eligible to receive grants under the Company's stock option plan(s) at the sole discretion of the plan's committee subject to such terms and conditions as such committee may decide.

                           (d)      Automobile. The Company agrees to provide to
Executive an automobile. The automobile shall be a standard- sized executive automobile consistent with the Company's policies for its executive officers equipped with full options and a cellular telephone, and the Company shall also provide, without cost to the Executive, all normal expenses, insurance, maintenance, repairs, and cellular telephone operating charges and expenses. The automobile and telephone shall be and remain the Company's property at all times. The Executive shall pay operating expenses of, and shall have "deemed income" for, personal use of the automobile and shall reimburse the Company for personal use of the cellular telephone in accordance with the Company's standard procedures.

                           (e)      Additional Benefits.  Except as modified by
this Agreement, the Executive shall be entitled to participate in all compensation or employee benefit plans or programs, and to receive all benefits, perquisites and emoluments, for which any salaried employees of the Company are eligible under any plan or program now or hereafter established and maintained by the Company for senior officers, to the fullest extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions thereof, including group hospitalization, health, dental care, life or other insurance, tax-qualified pension, savings, thrift and profit-sharing plans, termination pay programs, sick-leave plans, travel or accident insurance, disability insurance, automobile allowance or automobile lease plans, and executive contingent compensation plans, including, without limitation, capital accumulation programs and stock purchase, restricted stock and stock option plans. Notwithstanding the foregoing, nothing in this Agreement shall preclude the amendment or termination of any such plan or program, provided that such amendment or termination is applicable generally to the senior officers of the Company or any subsidiary or affiliate.

                           (f)      Perquisites.  The Company also will furnish
the Executive during the Term, without cost to him except any associated tax liability, with (i) reimbursement of up to $4,000 per twelve month period of June 1 - May 31, for tax preparation and financial planning, in accordance with Company policies; and (ii) an annual physical examination of the Executive by a physician selected by the Executive.

                  4. Business Expenses. The Company shall pay or reimburse the Executive for all reasonable travel or other expenses incurred by the Executive (and his spouse where there is a legitimate business reason for his spouse to accompany him) in connection with the performance of his duties and obligations under this Agreement, subject to the Executive's presentation of appropriate vouchers in accordance with such procedures as the Company may from time to time establish for senior officers and to preserve any deductions for Federal income taxation purposes to which the Company may be entitled.

                  5. Effect of Termination of Employment Other Than in Connection with a Change in Control.

                     (a) Certain Terminations. In the event the Executive's employment hereunder terminates due to either Permanent Disability, a Without Cause Termination or a Constructive Discharge, the Company shall, as severance pay, continue, subject to the provisions of Section 7 below, to pay the Executive's Base Salary (determined in accordance with the Company's usual procedures) as in effect at the time of such termination until the expiration of the Term (the "Severance

Period"), provided, that in the case of Permanent Disability, such payments shall be offset by any amounts otherwise paid to the Executive under the Company's disability program generally available to other employees. In addition, earned but unpaid Base Salary as of the date of termination of employment shall be payable in full. Group hospitalization, health, dental care, life or other insurance, travel or accident insurance and disability insurance shall continue through the end of the Severance Period.

                           (b)      Other Terminations.  In the event that the
Executive's employment hereunder terminates due to a Termination for Cause or Executive's death, or the Executive voluntarily terminates employment with the Company for reasons other than a Constructive Discharge or Permanent Disability (with voluntary retirement pursuant to First Fidelity Bancorporation Employees' Pension Plan or any successor plan (the "Retirement Plan") or mandatory retirement at age 65 each being a voluntary termination for purposes of this Agreement), earned but unpaid Base Salary as of the date of termination of employment shall be payable in full. However, no other payments shall be made, or benefits provided, by the Company under this Agreement except for stock options to the extent already exercisable hereunder, vested benefits payable under the terms of the Retirement Plan, and any other benefits which the Executive is entitled to receive under the term of employee benefit programs maintained by the Company or its affiliates for its employees.

                           (c)      Definitions.  For purposes of this
Agreement, the following terms have the following meanings:

                                    (i) The term "Termination for Cause" means,
                  (A) to the maximum extent permitted by applicable law, a termination of the Executive's employment by the Company because the Executive has breached or failed to perform his duties under applicable law and the by-laws of the Company, and such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; (B) a final determination has been reached that the Executive has violated the representations made in Section 1 above or the provisions of Section 7 below; or (C) failure by the Executive to agree to a relocation in connection with his employment duties.

                                    (ii) The term "Constructive Discharge" means
                  a termination of the Executive's employment by the Executive due to a failure of the Company or its successors without the prior consent of the Executive to fulfill the obligations under this Agreement in any material respect, including any material change by the Company in the functions, duties or responsibilities of the Executive's position with the Company which would

                  (without regard to a change in title or cessation of membership on the Bancorporation's Board of Directors) reduce the ranking or level, dignity, responsibility, importance or scope of such position.

                                    (iii) The term "Without Cause Termination"
                  means a termination of the Executive's employment by the Company, upon 30 days notice to the Executive, other than due to Permanent Disability, retirement or expiration of the Term and other than a Termination for Cause.

                                    (iv)  The term "Permanent Disability" means
                  the inability of the Executive to work for a period of six full calendar months during any eight consecutive calendar months due to illness or injury of a physical or mental nature, supported by the completion by the Executive's attending physician of a medical certification form outlining the disability and treatment.

                  6. Effect of Termination of Employment in Connection with a Change in Control.

                           (a)      Definitions.  For purposes of this Section
6, the following terms shall have the following meanings:

                                    (i)       The term "Change in Control Event"
                  means any of the following events:

                                              (A) the acquisition by any one
                           person, within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, or more than one person, acting as a group, (other than the Company, it affiliates and benefit plans sponsored by the Company or its affiliates) of beneficial ownership of stock of the Bancorporation possessing 20% or more of the total voting power of the Bancorporation, other than an acquisition of stock by the Banco de Santander Group if, and only so long as, the Banco de Santander Group (a) does not constitute an Acquiring Person and (b) is and continues to be in compliance with Sections 8.01, 8.04, 8.05 and 8.06 of the Investment Agreement, without giving effect to any waiver, amendment or modification of such sections and notwithstanding the expiration or termination of the Investment Agreement; provided that, for purposes of this clause, (i) "Banco de Santander Group" shall mean Banco de Santander, Sociedad Anonima de Credito ("Banco de Santander"), its "Affiliates" and "Associates" (as such terms are defined in the Investment Agreement) and any Defined Financial Institution, (ii) "Investment Agreement" shall mean the Investment Agreement, dated as of March 18, 1991, between Banco de Santander and the Bancorporation as in effect on March 18, 1991 without giving effect to any waiver, amendment or modification thereof, (iii) "Acquiring Person" shall have the meaning given to such term in Exhibit D to the Investment Agreement and (iv) "Defined Financial Institution" shall mean a financial Institution of the type described in clause
                           (iii) of the definition of "Acquiring Person" set forth in Exhibit D to the Investment Agreement;

                                              (B) the approval by the
                           stockholders of the Bancorporation of (1) any consolidation, merger or other similar type of transaction involving the Bancorporation in which all of the holders of voting stock of the Bancorporation immediately before the consolidation, merger or similar transaction will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation, merger, or similar transaction, or (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Bancorporation; or

                                          (C) a change of 25% (rounded to the
                           next whole person) in the membership of the Board of Directors of the Bancorporation or any successor within a 12-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of 85% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

                                    (ii)  "Separation Period" means the three-
                  year period beginning on the date of the Executive's Termination of Employment.

                                    (iii) "Termination of Employment" shall mean
                  the termination of the Executive's actual employment relationship with the Company.

                                    (iv)  "Termination upon a Change of Control"
                  shall mean a Termination of Employment upon or within fifteen months after a Change of Control Event, or prior to a Change in Control Event following the date of public announcement by the Company (the "Announcement Date") of a prospective transaction which, if consummated, would be a Change in Control Event, either:

                                              (A) initiated by Company for any
                           reason other than (1) the Executive's death, or (2) for cause, which for purposes of this Section 6, shall mean the Executive's conviction of a felony in connection with his duties under this Agreement or his material breach or failure to perform his duties under applicable law and the by-laws of the Company; such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; and the Executive fails to cure such breach within 30 days after written notice is sent by the Company; or

                                              (B) initiated by the Executive (i)
                           due to a Constructive Discharge during the period beginning on the Announcement Date and ending one-year following the Change in Control Event, or
                           (ii) for any reason during the period beginning twelve months and one day following the Change in Control Event and ending 90 days thereafter.

(b) Payments for Termination upon a Change of Control. Within twenty days of the Executive's Termination upon a Change in Control, the Company shall pay to the Executive in a single payment in cash and/or provide to the Executive, as applicable, the following:

                                    (i)   the Executive's earned but unpaid Base
                  Salary as of the date of Termination of Employment;

                                    (ii)  the benefits, if any, to which the
                  Executive is entitled as a former employee under the employee benefit programs and compensation plans and programs maintained for the benefit of the Company's officers and employees;

                                    (iii) continued group hospitalization,
                  health, dental care, life or other insurance, travel or accident insurance and disability insurance, for the Separation Period, with coverage equivalent to the coverage to which the Executive would have been entitled had the Executive continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, provided, however, that the Executive may upon written notice elect to receive the present value of such coverage in cash in a lump sum, computed using a discount rate of 6% per year compounded monthly.

                                    (iv)  an amount equal to the Base Salary and
                  bonus the Executive would have earned if the Executive had continued working for the Company during the Separation Period at the highest annual rate of Base Salary, and received the highest annual percentage bonus, achieved during the Executive's period of actual employment with the Company;

                                    (v) an amount equal to excess of (A) the
                  present value of the benefits to which the Executive would be entitled under the Company's Retirement Plan and Section 2.04 of the Company's Benefit Equalization Plan (as adjusted by
                  Section 3.02 of the Benefit Equalization Plan for lump sum payment) if the Executive has continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, over (B) the present value of the benefits to which the Executive is actually entitled under the Company's Retirement Plan and the benefit to which the Executive is actually entitled under Section 2.04 of the Benefit Equalization Plan (as adjusted for lump sum payment under Section 3.02), each computed as of the date of Executive's Termination of Employment, with present values to be determined using a discount rate of 6% per year, compounded monthly, and the mortality tables prescribed in the Company's Retirement Plan; and

                                   (vi) an amount equal to the Company's
                  contributions to which the Executive would have been entitled under the Company's Savings Plan and under

                  Section 2.02 of the Benefit Equalization Plan if the Executive had continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, and making the maximum amount of employee contributions, if any, as are required under such plans.

                           (c)      Adjustment for Taxes.  In the event that
either the Company's independent public accountants or the Internal Revenue Service determines that any payment, coverage, benefit or benefit acceleration provided to Executive, whether specifically provided for in this Agreement or otherwise, is subject to the excise tax imposed by Section 4999 (or any successor provision) ("Section 4999") of the Internal Revenue Code of 1986, as amended (the "Code"), the Company, within 30 days thereafter, shall pay to Executive, in addition to any other payment, coverage or benefit due and owing hereunder, an amount determined by multiplying the rate of excise tax then imposed by Section 4999 by the amount of the "excess parachute payment" received by Executive (determined without regard to any payments made to the Executive pursuant to this paragraph) and dividing the product so obtained by the amount obtained by subtracting the aggregate local, state and Federal income tax rate applicable to the receipt by Executive of the "excess parachute payment" (taking into account the deductibility for Federal income tax purposes of the payment of state and local income taxes thereon) from the amount obtained by subtracting from 1.00 the rate of excise tax then imposed by Section 4999 of the Code, it being the Company's intention that the Executive's net after tax position be identical to that which would have obtained had Sections 280G and 4999 not been part of the Code.

                           (d)    In the event that, on or after the occurrence
of a Change in Control Event, the Company fails to make any payment or provide any coverage to Executive arising out of or relating in any way to this Agreement or to the Executive's employment by the Company (collectively, "Employment Rights"), then the Company shall pay to the Executive and reimburse the Executive for the Executive's full costs (including, without limitation, the fees and expenses of the Executive's attorneys and court and related costs) of enforcing the Executive's Employment Rights. In addition, if the enforceability of this Agreement or the payment of any benefit to the Executive hereunder is disputed by the Company on or after the occurrence of a Change in Control Event, then the Term of this Agreement shall be extended for the period of the dispute in the event of a final judicial determination that the Executive is entitled to at least fifty percent (in dollar amount) of the benefits which he claimed from, and which were disputed by, the Company.

                  7.       Other Duties of Executive During and After Term.

                           (a)      Confidential Information.  The Executive
recognizes and acknowledges that all information pertaining to the affairs, business, clients, or customers of the Company or any of its subsidiaries or affiliates (any or all of such entities being hereinafter referred to as the "Business"), as such information may exist from time to time, other than information that the Company has previously made publicly available or which is in the public domain, is confidential information and is a unique and valuable asset of the Business, access to and knowledge of which are essential to the performance of the Executive's duties under this Agreement. The Executive shall not, through the end of the Term, except to the extent reasonably necessary in the performance of his duties under this Agreement, divulge to any person, firm, association, corporation, or governmental agency, any information concerning the affairs, business, clients, or customers of the Business (except such information as is required by law to be divulged to a government agency or pursuant to lawful process), or make use of any such information for his own purposes or for the benefit of any person, firm, association or corporation (except the Business) and shall use his reasonable best efforts to prevent the disclosure of any such information by others. All records, memoranda, letters, books, papers, reports, accountings, experience or other data, and other records and documents relating to the Business, whether made by the Executive or otherwise coming into his possession, are confidential information and are, shall be, and shall remain the property of the Business. No copies thereof shall be made which are not retained by the Business, and the Executive agrees, on termination of his employment or on demand of the Company, to deliver the same to the Company.

                           (b)      Non-Compete.  Through the end of the Term,
the Executive shall not without express prior written approval of the Company's Board, directly or indirectly, own or hold any proprietary interest in, or be employed by or receive remuneration from, any corporation, partnership, sole proprietorship or other entity engaged in competition with the Company or any of its affiliates (a "Competitor"), other than severance-type or retirement-type benefits from entities constituting prior employers of the Executive. The Executive also agrees that he will not solicit for the account of any Competitor, any customer or client of the Company or its affiliates, or, in the event of the Executive's termination of employment, any entity or individual that was such a customer or client during the 12-month period immediately preceding the Executive's termination of employment. The Executive also agrees not to act on behalf of any Competitor to interfere with the relationship between the Company or its affiliates and their employees. In addition, if the Executive obtains non-competitive employment during the Term, for such period the Executive agrees not to solicit employees of the Company or its affiliates for new employment without the prior written consent of the Company.

                  For purposes of the preceding paragraph, (i) the term "proprietary interest" means legal or equitable ownership, whether through stockholdings or otherwise, of an equity interest in a business, firm or entity other than ownership of less than 5 percent of any class of equity interest in a publicly held business, firm or entity and (ii) an entity shall be considered to be "engaged in competition" if such entity is, or is a holding company for, a commercial bank or other financial services business engaged in a business that competes with the Company in the corridor from Boston, Massachusetts to Baltimore, Maryland (including the New York City metropolitan region).

                           (c)      Remedies.  The Company's obligation to make
payments, deliver shares of Stock or provide for any benefits under this Agreement (except to the extent vested or exercisable) shall cease upon a violation of the preceding provisions of this section. The Executive's Agreement as set forth in this Section 7 shall: (a) survive the termination of this Agreement, and continue throughout the duration of the Executive's employment with the Company, except as amended or modified by written agreement of the parties; and (b) survive the Executive's termination of employment with the Company.

                           (d)     Modification of Terms.  If any restriction in
this Section 7 of the Agreement is adjudicated to exceed the time, geographic, service or other limitations permitted by applicable law in any jurisdiction, the Executive agrees that such may be modified and narrowed, either by a court or the Company, to the maximum time, geographic, service or other limitations permitted by applicable law so as to preserve and protect the Company's legitimate business interest, without negating or impairing any other restrictions or undertaking set forth in the Agreement.

                           (e)     Change in Control.  The provisions of this
Section 7 shall be inapplicable if the Executive's termination of employment is a "Termination upon a Change in Control" as defined in Section 6 of this Agreement.

                  8. Withholding Taxes. The Company may directly or indirectly withhold from any payments made under this Agreement all Federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

                  9.       Consolidation, Merger, or Sale of Assets.
Nothing in this Agreement shall preclude the Company from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term "Company" as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

                  10. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, by same day or overnight mail as follows:

                           (a)      To Bancorporation and FFB:

                                    Director of Human Resources
                                    First Fidelity Bancorporation
                                    550 Broad Street
                                    Newark, New Jersey 07192

                           (b)      To the Executive:

                                    Roland K. Bullard, II
                                    206 Foster Road
                                    Malvern, Pennsylvania 19355

or to such other address as either party shall have previously specified in writing to the other.

                  11. No Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect; provided, however, that nothing in this Section 11 shall preclude the assumption of such rights by executors, administrators or other legal representatives of the Executive or his estate and their assigning any rights hereunder to the person or persons entitled thereto.

                  12. No Mitigation. The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by other employment or otherwise.

                  13. Source of Payment. All payments provided for under this Agreement shall be paid in cash from the general funds of the Company. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Executive shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right, without prejudice to rights which employees may have, shall be no greater than the right of an unsecured creditor of the Company.

                  14. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

                  15. Contents of Agreement. This Agreement supersedes all prior agreements and sets forth the entire understanding among the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment approved by the parties hereto.

                  16. Governing Law. The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of New Jersey, and Executive consents to the jurisdiction of the state and federal courts of New Jersey in any dispute arising under this Agreement.

                  17. Survival of Benefits. Any Section of this Agreement which provides a benefit to the Executive and which does not expressly provide for its termination upon the expiration of the Term shall survive the expiration of the Term and the obligation to provide benefits to the Executive as set forth in such Section shall remain binding upon the Company until such time as the Executive's employment relationship with the Company is terminated and the benefits provided under such Section are paid in full to the Executive.

                  18. Miscellaneous. All section headings are for convenience only. This Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. It shall not be necessary in marking proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

                  19. Conditions to Obligations of FFB. The obligations of FFB (but not Bancorporation) are subject to approval of this Agreement by the Board of Directors of FFB.

                  IN WITNESS WHEREOF, and intending to be legally bound, each of Bancorporation and FFB has caused this Agreement to be executed by its duly authorized officers and the Executive has signed this Agreement, all as of the first date above written, this 1st day of June, 1994.



                                               FIRST FIDELITY BANCORPORATION

                                               By: /s/ James L. Mitchell
                                                  ----------------------------
                                                  Authorized Signatory

                                               By: /s/ William A. Karmen
                                                  ----------------------------
                                                  William A. Karmen, Executive
                                                  Vice President

                                               FIRST FIDELITY BANK, N.A.

                                               By: /s/ Leslie E. Goodman
                                                  ----------------------------
                                                  Authorized Officer

                                               By: /s/ Roland K. Bullard, II
                                                  ----------------------------
                                                  Roland K. Bullard, II

                              EMPLOYMENT AGREEMENT

                  THIS AGREEMENT, made effective as of June 1, 1994, by and between FIRST FIDELITY BANCORPORATION ("Bancorporation") and FIRST FIDELITY BANK, N.A. ("FFB") (Bancorporation and FFB being hereinafter collectively referred to as the "Company"), and LESLIE E. GOODMAN (the "Executive"),

                       W I T N E S S E T H   T H A T :

                  WHEREAS, the Executive has previously entered into an Employment Agreement dated as of February 27, 1991 (as amended as of April 15, 1991; February 26, 1992; and December 18, 1992) with the Bancorporation and FFB (the "Prior Agreement");

                  WHEREAS, the Executive is willing to continue to serve as (i) a Senior Executive Vice President of the Bancorporation and (ii) an officer of FFB; and each of Bancorporation and FFB desires to retain the Executive in such capacities on the terms and conditions herein set forth;

                  WHEREAS, the parties desire to enter into this Agreement, which is intended to replace and supersede the Prior Agreement;

                  NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  1. Employment. The Company agrees to continue to employ the Executive, and the Executive agrees to continue to be employed by the Company, upon the terms and conditions hereinafter provided for a period commencing as of June 1, 1994 and continuing until May 31, 1997 (the "Term"). On each anniversary date of this Agreement, commencing May 31, 1995, on which Executive is employed by the Company, the Term shall be automatically extended for one additional year, provided, however, that the Term shall not extend beyond Executive's 65th birthday unless affirmatively extended in writing by the Company. The Executive hereby represents and warrants that he has the legal capacity to execute and perform this Agreement, that it is a valid and binding agreement against him according to its terms, and that its execution and performance by him does not violate the terms of any existing agreement or understanding to which the Executive is a party. In addition, the Executive represents and warrants that he knows of no reason why he is not physically capable of performing his obligations under this Agreement in accordance with its terms.

                  2. Position and Duties. During the Term, the Company agrees to employ the Executive to serve in such executive capacities at levels comparable to or greater than his current position, and the Executive will have such powers and duties as are commensurate with such positions and as may be assigned to him by the Bancorporation's Chief Executive Officer or other appropriate supervising officer after consultation with the Executive. During the Term, and except for illness or incapacity and reasonable vacation periods of no more than four weeks in any calendar year (or such other period as shall be consistent with the Company's policies for other key executives), the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company and its subsidiaries and affiliates, provided, however, that the Executive may serve on other boards as a director or trustee if such service does not interfere with his ability to discharge his duties and responsibilities to the Company.

                  3. Compensation. For all services rendered by the Executive in any capacity required hereunder during the Term, including, without limitation, services as an executive, officer, director, or member of any committee of the Company, or any subsidiary, affiliate or division thereof, the Executive shall be compensated as follows:

                           (a)      Base Salary.  The Company shall pay the
Executive a fixed salary of $390,000 per annum or such higher annual amount as is being paid from time to time pursuant to the terms hereof ("Base Salary"). The Base Salary shall be subject to such periodic review (which shall occur in accordance with Company policy) and such periodic increases as the Company shall deem appropriate in accordance with the Company's customary procedures and practices regarding the salaries of senior officers. Base Salary shall be payable in accordance with the customary payroll practices of the Company, but in no event less frequently than monthly.

                           (b)      Bonus Awards.  The Executive shall be
entitled to participate in the First Fidelity Bancorporation Annual Incentive Plan or any successor plan (the "Incentive Plan"), which plan currently provides for the payment of incentive cash compensation to key officers based upon the performance of the Company and the officer's individual performance. The Company shall pay the Executive such amounts, if any, as shall become due to the Executive from time to time under the Incentive Plan.

                           (c)      Stock Options.  The Executive shall be
eligible to receive grants under the Company's stock option plan(s) at the sole discretion of the plan's committee subject to such terms and conditions as such committee may decide.

                           (d)      Automobile. The Company agrees to provide to
Executive an automobile. The automobile shall be a standard- sized executive automobile consistent with the Company's policies for its executive officers equipped with full options and a cellular telephone, and the Company shall also provide, without cost to the Executive, all normal expenses, insurance, maintenance, repairs, and cellular telephone operating charges and expenses. The automobile and telephone shall be and remain the Company's property at all times. The Executive shall pay operating expenses of, and shall have "deemed income" for, personal use of the automobile and shall reimburse the Company for personal use of the cellular telephone in accordance with the Company's standard procedures.

                           (e)      Additional Benefits.  Except as modified by
this Agreement, the Executive shall be entitled to participate in all compensation or employee benefit plans or programs, and to receive all benefits, perquisites and emoluments, for which any salaried employees of the Company are eligible under any plan or program now or hereafter established and maintained by the Company for senior officers, to the fullest extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions thereof, including group hospitalization, health, dental care, life or other insurance, tax-qualified pension, savings, thrift and profit-sharing plans, termination pay programs, sick-leave plans, travel or accident insurance, disability insurance, automobile allowance or automobile lease plans, and executive contingent compensation plans, including, without limitation, capital accumulation programs and stock purchase, restricted stock and stock option plans. Notwithstanding the foregoing, nothing in this Agreement shall preclude the amendment or termination of any such plan or program, provided that such amendment or termination is applicable generally to the senior officers of the Company or any subsidiary or affiliate.

                           (f)      Perquisites.  The Company also will furnish
the Executive during the Term, without cost to him except any associated tax liability, with (i) reimbursement of up to $4,000 per twelve month period of June 1 - May 31, for tax preparation and financial planning, in accordance with Company policies; and (ii) an annual physical examination of the Executive by a physician selected by the Executive.

                  4. Business Expenses. The Company shall pay or reimburse the Executive for all reasonable travel or other expenses incurred by the Executive (and his spouse where there is a legitimate business reason for his spouse to accompany him) in connection with the performance of his duties and obligations under this Agreement, subject to the Executive's presentation of appropriate vouchers in accordance with such procedures as the Company may from time to time establish for senior officers and to preserve any deductions for Federal income taxation purposes to which the Company may be entitled.

                  5. Effect of Termination of Employment Other Than in Connection with a Change in Control.

                     (a) Certain Terminations. In the event the Executive's employment hereunder terminates due to either Permanent Disability, a Without Cause Termination or a Constructive Discharge, the Company shall, as severance pay, continue, subject to the provisions of Section 7 below, to pay the Executive's Base Salary (determined in accordance with the Company's usual procedures) as in effect at the time of such termination until the expiration of the Term (the "Severance

Period"), provided, that in the case of Permanent Disability, such payments shall be offset by any amounts otherwise paid to the Executive under the Company's disability program generally available to other employees. In addition, earned but unpaid Base Salary as of the date of termination of employment shall be payable in full. Group hospitalization, health, dental care, life or other insurance, travel or accident insurance and disability insurance shall continue through the end of the Severance Period.

                           (b)      Other Terminations.  In the event that the
Executive's employment hereunder terminates due to a Termination for Cause or Executive's death, or the Executive voluntarily terminates employment with the Company for reasons other than a Constructive Discharge or Permanent Disability (with voluntary retirement pursuant to First Fidelity Bancorporation Employees' Pension Plan or any successor plan (the "Retirement Plan") or mandatory retirement at age 65 each being a voluntary termination for purposes of this Agreement), earned but unpaid Base Salary as of the date of termination of employment shall be payable in full. However, no other payments shall be made, or benefits provided, by the Company under this Agreement except for stock options to the extent already exercisable hereunder, vested benefits payable under the terms of the Retirement Plan, and any other benefits which the Executive is entitled to receive under the term of employee benefit programs maintained by the Company or its affiliates for its employees.

                           (c)      Definitions.  For purposes of this
Agreement, the following terms have the following meanings:

                                    (i) The term "Termination for Cause" means,
                  (A) to the maximum extent permitted by applicable law, a termination of the Executive's employment by the Company because the Executive has breached or failed to perform his duties under applicable law and the by-laws of the Company, and such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; (B) a final determination has been reached that the Executive has violated the representations made in Section 1 above or the provisions of Section 7 below; or (C) failure by the Executive to agree to a relocation in connection with his employment duties.

                                    (ii) The term "Constructive Discharge" means
                  a termination of the Executive's employment by the Executive due to a failure of the Company or its successors without the prior consent of the Executive to fulfill the obligations under this Agreement in any material respect, including any material change by the Company in the functions, duties or responsibilities of the Executive's position with the Company which would

                  (without regard to a change in title or cessation of membership on the Bancorporation's Board of Directors) reduce the ranking or level, dignity, responsibility, importance or scope of such position.

                                    (iii) The term "Without Cause Termination"
                  means a termination of the Executive's employment by the Company, upon 30 days notice to the Executive, other than due to Permanent Disability, retirement or expiration of the Term and other than a Termination for Cause.

                                    (iv)  The term "Permanent Disability" means
                  the inability of the Executive to work for a period of six full calendar months during any eight consecutive calendar months due to illness or injury of a physical or mental nature, supported by the completion by the Executive's attending physician of a medical certification form outlining the disability and treatment.

                  6. Effect of Termination of Employment in Connection with a Change in Control.

                           (a)      Definitions. For purposes of this Section 6,
the following terms shall have the following meanings:

                                    (i)       The term "Change in Control Event"
                  means any of the following events:

                                              (A) the acquisition by any one
                           person, within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, or more than one person, acting as a group, (other than the Company, it affiliates and benefit plans sponsored by the Company or its affiliates) of beneficial ownership of stock of the Bancorporation possessing 20% or more of the total voting power of the Bancorporation, other than an acquisition of stock by the Banco de Santander Group if, and only so long as, the Banco de Santander Group (a) does not constitute an Acquiring Person and (b) is and continues to be in compliance with Sections 8.01, 8.04, 8.05 and 8.06 of the Investment Agreement, without giving effect to any waiver, amendment or modification of such sections and notwithstanding the expiration or termination of the Investment Agreement; provided that, for purposes of this clause, (i) "Banco de Santander Group" shall mean Banco de Santander, Sociedad Anonima de Credito ("Banco de Santander"), its "Affiliates" and "Associates" (as such terms are defined in the Investment Agreement) and any Defined Financial Institution, (ii) "Investment Agreement" shall mean the Investment Agreement, dated as of March 18, 1991, between Banco de Santander and the Bancorporation as in effect on March 18, 1991 without giving effect to any waiver, amendment or modification thereof, (iii) "Acquiring Person" shall have the meaning given to such term in Exhibit D to the Investment Agreement and (iv) "Defined Financial Institution" shall mean a financial Institution of the type described in clause
                           (iii) of the definition of "Acquiring Person" set forth in Exhibit D to the Investment Agreement;

                                              (B) the approval by the
                           stockholders of the Bancorporation of (1) any consolidation, merger or other similar type of transaction involving the Bancorporation in which all of the holders of voting stock of the Bancorporation immediately before the consolidation, merger or similar transaction will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation, merger, or similar transaction, or (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Bancorporation; or

                                              (C) a change of 25% (rounded to
                           the next whole person) in the membership of the Board of Directors of the Bancorporation or any successor within a 12-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of 85% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

                                    (ii)  "Separation Period" means the three-
                  year period beginning on the date of the Executive's Termination of Employment.

                                    (iii) "Termination of Employment" shall mean
                  the termination of the Executive's actual employment relationship with the Company.

                                    (iv)  "Termination upon a Change of Control"
                  shall mean a Termination of Employment upon or within fifteen months after a Change of Control Event, or prior to a Change in Control Event following the date of public announcement by the Company (the "Announcement Date") of a prospective transaction which, if consummated, would be a Change in Control Event, either:

                                              (A) initiated by Company for any
                           reason other than (1) the Executive's death, or (2) for cause, which for purposes of this Section 6, shall mean the Executive's conviction of a felony in connection with his duties under this Agreement or his material breach or failure to perform his duties under applicable law and the by-laws of the Company; such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; and the Executive fails to cure such breach within 30 days after written notice is sent by the Company; or

                                              (B) initiated by the Executive (i)
                           due to a Constructive Discharge during the period beginning on the Announcement Date and ending one-year following the Change in Control Event, or
                           (ii) for any reason during the period beginning twelve months and one day following the Change in Control Event and ending 90 days thereafter. (b) Payments for Termination upon a Change of Control. Within twenty days of the Executive's Termination upon a Change in Control, the Company shall pay to the Executive in a single payment in cash and/or provide to the Executive, as applicable, the following:

                                    (i)   the Executive's earned but unpaid
                  Base Salary as of the date of Termination of Employment;

                                    (ii)  the benefits, if any, to which the
                  Executive is entitled as a former employee under the employee benefit programs and compensation plans and programs maintained for the benefit of the Company's officers and employees;

                                    (iii) continued group hospitalization,
                  health, dental care, life or other insurance, travel or accident insurance and disability insurance, for the Separation Period, with coverage equivalent to the coverage to which the Executive would have been entitled had the Executive continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, provided, however, that the Executive may upon written notice elect to receive the present value of such coverage in cash in a lump sum, computed using a discount rate of 6% per year compounded monthly.

                                    (iv)  an amount equal to the Base Salary and
                  bonus the Executive would have earned if the Executive had continued working for the Company during the Separation Period at the highest annual rate of Base Salary, and received the highest annual percentage bonus, achieved during the Executive's period of actual employment with the Company;

                                    (v)   an amount equal to excess of (A) the
                  present value of the benefits to which the Executive would be entitled under the Company's Retirement Plan and Section 2.04 of the Company's Benefit Equalization Plan (as adjusted by
                  Section 3.02 of the Benefit Equalization Plan for lump sum payment) if the Executive has continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, over (B) the present value of the benefits to which the Executive is actually entitled under the Company's Retirement Plan and the benefit to which the Executive is actually entitled under Section 2.04 of the Benefit Equalization Plan (as adjusted for lump sum payment under Section 3.02), each computed as of the date of Executive's Termination of Employment, with present values to be determined using a discount rate of 6% per year, compounded monthly, and the mortality tables prescribed in the Company's Retirement Plan; and

                                    (vi)  an amount equal to the Company's
                  contributions to which the Executive would have been entitled under the Company's Savings Plan and under

                  Section 2.02 of the Benefit Equalization Plan if the Executive had continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, and making the maximum amount of employee contributions, if any, as are required under such plans.

                           (c)      Adjustment for Taxes.  In the event that
either the Company's independent public accountants or the Internal Revenue Service determines that any payment, coverage, benefit or benefit acceleration provided to Executive, whether specifically provided for in this Agreement or otherwise, is subject to the excise tax imposed by Section 4999 (or any successor provision) ("Section 4999") of the Internal Revenue Code of 1986, as amended (the "Code"), the Company, within 30 days thereafter, shall pay to Executive, in addition to any other payment, coverage or benefit due and owing hereunder, an amount determined by multiplying the rate of excise tax then imposed by Section 4999 by the amount of the "excess parachute payment" received by Executive (determined without regard to any payments made to the Executive pursuant to this paragraph) and dividing the product so obtained by the amount obtained by subtracting the aggregate local, state and Federal income tax rate applicable to the receipt by Executive of the "excess parachute payment" (taking into account the deductibility for Federal income tax purposes of the payment of state and local income taxes thereon) from the amount obtained by subtracting from 1.00 the rate of excise tax then imposed by Section 4999 of the Code, it being the Company's intention that the Executive's net after tax position be identical to that which would have obtained had Sections 280G and 4999 not been part of the Code.

                           (d)   In the event that, on or after the occurrence
of a Change in Control Event, the Company fails to make any payment or provide any coverage to Executive arising out of or relating in any way to this Agreement or to the Executive's employment by the Company (collectively, "Employment Rights"), then the Company shall pay to the Executive and reimburse the Executive for the Executive's full costs (including, without limitation, the fees and expenses of the Executive's attorneys and court and related costs) of enforcing the Executive's Employment Rights. In addition, if the enforceability of this Agreement or the payment of any benefit to the Executive hereunder is disputed by the Company on or after the occurrence of a Change in Control Event, then the Term of this Agreement shall be extended for the period of the dispute in the event of a final judicial determination that the Executive is entitled to at least fifty percent (in dollar amount) of the benefits which he claimed from, and which were disputed by, the Company.

                  7.       Other Duties of Executive During and After Term.

                           (a)      Confidential Information.  The Executive
recognizes and acknowledges that all information pertaining to the affairs, business, clients, or customers of the Company or any of its subsidiaries or affiliates (any or all of such entities being hereinafter referred to as the "Business"), as such information may exist from time to time, other than information that the Company has previously made publicly available or which is in the public domain, is confidential information and is a unique and valuable asset of the Business, access to and knowledge of which are essential to the performance of the Executive's duties under this Agreement. The Executive shall not, through the end of the Term, except to the extent reasonably necessary in the performance of his duties under this Agreement, divulge to any person, firm, association, corporation, or governmental agency, any information concerning the affairs, business, clients, or customers of the Business (except such information as is required by law to be divulged to a government agency or pursuant to lawful process), or make use of any such information for his own purposes or for the benefit of any person, firm, association or corporation (except the Business) and shall use his reasonable best efforts to prevent the disclosure of any such information by others. All records, memoranda, letters, books, papers, reports, accountings, experience or other data, and other records and documents relating to the Business, whether made by the Executive or otherwise coming into his possession, are confidential information and are, shall be, and shall remain the property of the Business. No copies thereof shall be made which are not retained by the Business, and the Executive agrees, on termination of his employment or on demand of the Company, to deliver the same to the Company.

                           (b)      Non-Compete.  Through the end of the Term,
the Executive shall not without express prior written approval of the Company's Board, directly or indirectly, own or hold any proprietary interest in, or be employed by or receive remuneration from, any corporation, partnership, sole proprietorship or other entity engaged in competition with the Company or any of its affiliates (a "Competitor"), other than severance-type or retirement-type benefits from entities constituting prior employers of the Executive. The Executive also agrees that he will not solicit for the account of any Competitor, any customer or client of the Company or its affiliates, or, in the event of the Executive's termination of employment, any entity or individual that was such a customer or client during the 12-month period immediately preceding the Executive's termination of employment. The Executive also agrees not to act on behalf of any Competitor to interfere with the relationship between the Company or its affiliates and their employees. In addition, if the Executive obtains non-competitive employment during the Term, for such period the Executive agrees not to solicit employees of the Company or its affiliates for new employment without the prior written consent of the Company.

                  For purposes of the preceding paragraph, (i) the term "proprietary interest" means legal or equitable ownership, whether through stockholdings or otherwise, of an equity interest in a business, firm or entity other than ownership of less than 5 percent of any class of equity interest in a publicly held business, firm or entity and (ii) an entity shall be considered to be "engaged in competition" if such entity is, or is a holding company for, a commercial bank or other financial services business engaged in a business that competes with the Company in the corridor from Boston, Massachusetts to Baltimore, Maryland (including the New York City metropolitan region).

                           (c)      Remedies.  The Company's obligation to make
payments, deliver shares of Stock or provide for any benefits under this Agreement (except to the extent vested or exercisable) shall cease upon a violation of the preceding provisions of this section. The Executive's Agreement as set forth in this Section 7 shall: (a) survive the termination of this Agreement, and continue throughout the duration of the Executive's employment with the Company, except as amended or modified by written agreement of the parties; and (b) survive the Executive's termination of employment with the Company.

                           (d)     Modification of Terms.  If any restriction in
this Section 7 of the Agreement is adjudicated to exceed the time, geographic, service or other limitations permitted by applicable law in any jurisdiction, the Executive agrees that such may be modified and narrowed, either by a court or the Company, to the maximum time, geographic, service or other limitations permitted by applicable law so as to preserve and protect the Company's legitimate business interest, without negating or impairing any other restrictions or undertaking set forth in the Agreement.

                           (e)     Change in Control.  The provisions of this
Section 7 shall be inapplicable if the Executive's termination of employment is a "Termination upon a Change in Control" as defined in Section 6 of this Agreement.

                  8. Withholding Taxes. The Company may directly or indirectly withhold from any payments made under this Agreement all Federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

                  9. Consolidation, Merger, or Sale of Assets. Nothing in this Agreement shall preclude the Company from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term "Company" as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

                  10. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, by same day or overnight mail as follows:

                           (a)      To Bancorporation and FFB:

                                    Director of Human Resources
                                    First Fidelity Bancorporation
                                    550 Broad Street
                                    Newark, New Jersey 07192

                           (b)      To the Executive:

                                    Leslie E. Goodman
                                    8 Roseberry Court - RD #1
                                    Lawrenceville, New Jersey 08648

or to such other address as either party shall have previously specified in writing to the other.

                  11. No Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect; provided, however, that nothing in this Section 11 shall preclude the assumption of such rights by executors, administrators or other legal representatives of the Executive or his estate and their assigning any rights hereunder to the person or persons entitled thereto.

                  12. No Mitigation. The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by other employment or otherwise.

                  13. Source of Payment. All payments provided for under this Agreement shall be paid in cash from the general funds of the Company. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Executive shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right, without prejudice to rights which employees may have, shall be no greater than the right of an unsecured creditor of the Company.

                  14. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

                  15. Contents of Agreement. This Agreement supersedes all prior agreements and sets forth the entire understanding among the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment approved by the parties hereto.

                  16. Governing Law. The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of New Jersey, and Executive consents to the jurisdiction of the state and federal courts of New Jersey in any dispute arising under this Agreement.

                  17. Survival of Benefits. Any Section of this Agreement which provides a benefit to the Executive and which does not expressly provide for its termination upon the expiration of the Term shall survive the expiration of the Term and the obligation to provide benefits to the Executive as set forth in such Section shall remain binding upon the Company until such time as the Executive's employment relationship with the Company is terminated and the benefits provided under such Section are paid in full to the Executive.

                  18. Miscellaneous. All section headings are for convenience only. This Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. It shall not be necessary in marking proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

                  19. Conditions to Obligations of FFB. The obligations of FFB (but not Bancorporation) are subject to approval of this Agreement by the Board of Directors of FFB.

                  IN WITNESS WHEREOF, and intending to be legally bound, each of Bancorporation and FFB has caused this Agreement to be executed by its duly authorized officers and the Executive has signed this Agreement, all as of the first date above written, this 1st day of June, 1994.

                                               FIRST FIDELITY BANCORPORATION

                                               By: /s/ James L. Mitchell
                                                  -----------------------------
                                                  Authorized Signatory

                                               By: /s/ William A. Karmen
                                                  -----------------------------
                                                  William A. Karmen, Executive
                                                   Vice President

                                               FIRST FIDELITY BANK, N.A.

                                               By: /s/ Wolfgang Schoellkopf
                                                  -----------------------------
                                                  Authorized Officer

                                               By: /s/ Leslie E. Goodman
                                                  -----------------------------
                                                  Leslie E. Goodman

                              EMPLOYMENT AGREEMENT

                  THIS AGREEMENT, made effective as of June 1, 1994, by and between FIRST FIDELITY BANCORPORATION ("Bancorporation") and FIRST FIDELITY BANK, N.A. ("FFB") (Bancorporation and FFB being hereinafter collectively referred to as the "Company"), and DONALD C. PARCELLS (the "Executive"),

                       W I T N E S S E T H   T H A T :

                  WHEREAS, the Executive has previously entered into an Employment Agreement effective as of February 15, 1990 (as amended as of April 15, 1991; October 1, 1991; February 26, 1992; and December 18, 1992) with the Bancorporation (the "Prior Agreement");

                  WHEREAS, the Executive is willing to continue to serve as (i) an Executive Vice President of the Bancorporation and (ii) an officer of FFB; and each of Bancorporation and FFB desires to retain the Executive in such capacities on the terms and conditions herein set forth;

                  WHEREAS, the parties desire to enter into this Agreement, which is intended to replace and supersede the Prior Agreement;

                  NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  1. Employment. The Company agrees to continue to employ the Executive, and the Executive agrees to continue to be employed by the Company, upon the terms and conditions hereinafter provided for a period commencing as of June 1, 1994 and continuing until May 31, 1997 (the "Term"). On each anniversary date of this Agreement, commencing May 31, 1995, on which Executive is employed by the Company, the Term shall be automatically extended for one additional year, provided, however, that the Term shall not extend beyond Executive's 65th birthday unless affirmatively extended in writing by the Company. The Executive hereby represents and warrants that he has the legal capacity to execute and perform this Agreement, that it is a valid and binding agreement against him according to its terms, and that its execution and performance by him does not violate the terms of any existing agreement or understanding to which the Executive is a party. In addition, the Executive represents and warrants that he knows of no reason why he is not physically capable of performing his obligations under this Agreement in accordance with its terms.

                  2. Position and Duties. During the Term, the Company agrees to employ the Executive to serve in such executive capacities at levels comparable to or greater than his current position, and the Executive will have such powers and duties as are commensurate with such positions and as may be assigned to him by the Bancorporation's Chief Executive Officer or other appropriate supervising officer after consultation with the Executive. During the Term, and except for illness or incapacity and reasonable vacation periods of no more than four weeks in any calendar year (or such other period as shall be consistent with the Company's policies for other key executives), the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company and its subsidiaries and affiliates, provided, however, that the Executive may serve on other boards as a director or trustee if such service does not interfere with his ability to discharge his duties and responsibilities to the Company.

                  3. Compensation. For all services rendered by the Executive in any capacity required hereunder during the Term, including, without limitation, services as an executive, officer, director, or member of any committee of the Company, or any subsidiary, affiliate or division thereof, the Executive shall be compensated as follows:

                           (a)      Base Salary.  The Company shall pay the
Executive a fixed salary of $280,000 per annum or such higher annual amount as is being paid from time to time pursuant to the terms hereof ("Base Salary"). The Base Salary shall be subject to such periodic review (which shall occur in accordance with Company policy) and such periodic increases as the Company shall deem appropriate in accordance with the Company's customary procedures and practices regarding the salaries of senior officers. Base Salary shall be payable in accordance with the customary payroll practices of the Company, but in no event less frequently than monthly.

                           (b)      Bonus Awards.  The Executive shall be
entitled to participate in the First Fidelity Bancorporation Annual Incentive Plan or any successor plan (the "Incentive Plan"), which plan currently provides for the payment of incentive cash compensation to key officers based upon the performance of the Company and the officer's individual performance. The Company shall pay the Executive such amounts, if any, as shall become due to the Executive from time to time under the Incentive Plan.

                           (c)      Stock Options.  The Executive shall be
eligible to receive grants under the Company's stock option plan(s) at the sole discretion of the plan's committee subject to such terms and conditions as such committee may decide.

                           (d)      Automobile.  The Company agrees to provide
to Executive an automobile. The automobile shall be a standard-sized executive automobile consistent with the Company's policies for its executive officers equipped with full options and a cellular telephone, and the Company shall also provide, without cost to the Executive, all normal expenses, insurance, maintenance, repairs, and cellular telephone operating charges and expenses. The automobile and telephone shall be and remain the Company's property at all times. The Executive shall pay operating expenses of, and shall have "deemed income" for, personal use of the automobile and shall reimburse the Company for personal use of the cellular telephone in accordance with the Company's standard procedures.

                           (e)      Additional Benefits.  Except as modified by
this Agreement, the Executive shall be entitled to participate in all compensation or employee benefit plans or programs, and to receive all benefits, perquisites and emoluments, for which any salaried employees of the Company are eligible under any plan or program now or hereafter established and maintained by the Company for senior officers, to the fullest extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions thereof, including group hospitalization, health, dental care, life or other insurance, tax-qualified pension, savings, thrift and profit-sharing plans, termination pay programs, sick-leave plans, travel or accident insurance, disability insurance, automobile allowance or automobile lease plans, and executive contingent compensation plans, including, without limitation, capital accumulation programs and stock purchase, restricted stock and stock option plans. Notwithstanding the foregoing, nothing in this Agreement shall preclude the amendment or termination of any such plan or program, provided that such amendment or termination is applicable generally to the senior officers of the Company or any subsidiary or affiliate.

                           (f)      Perquisites.  The Company also will furnish
the Executive during the Term, without cost to him except any associated tax liability, with (i) reimbursement of up to $4,000 per twelve month period of June 1 - May 31, for tax preparation and financial planning, in accordance with Company policies; and (ii) an annual physical examination of the Executive by a physician selected by the Executive.

                           (g)      Pension Service Credit; Supplemental
Retirement Benefit.

                                    (i) Executive's aggregate benefits under the
                  Company's retirement plans shall be calculated as if Executive had an additional five years of credited service.

                                    (ii) In the event that (A) a Change in
                  Control Event occurs or (B) the Executive's employment terminates due to retirement or voluntary termination after April 30, 2000, or death, Permanent Disability, a Without Cause Termination, or a Constructive Discharge, then in determining vesting years, eligibility for payment and the amount of benefits payable to the Executive or his spouse under any retirement plan of the Company, the Executive shall be deemed to have an aggregate number of years of credited service equal to the greater of (I) 20 years of service or
                  (II) the sum of (a) 20, and (b) the number of years of the Executive's actual service with the Company after April 30, 2000. If the Executive has not attained age 55 at the date his employment terminates, the calculation of his retirement plan benefits in the form of a single life annuity shall be determined as if he had attained age 55 on the termination date.

                                    (iii) To the extent that the enhanced
                  retirement benefit provided for herein cannot be paid from any tax qualified retirement plan of the Company ("Pension Plan"), it shall be paid under the Company's Benefit Equalization Plan in the same aggregate amount as would have been payable under the Pension Plan but for (i) the legal inability to include in the calculation of benefits under the Pension Plan the additional years of credited service provided for herein and
                  (ii) the limitations imposed by Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, provided that any lump sum payment shall be adjusted as provided under
                  Section 3.02 of the Benefit Equalization Plan.

                                    (iv) Any payments to Executive attributable
                  to the additional years of credited service provided for herein shall be paid (A) from the general assets of the Company and not from any of the Company's tax qualified retirement plans and (B) in the same form and at the same time as benefits are paid under the Benefit Equalization Plan.

                                    (v)   Nothing contained in this paragraph or
                  Section or elsewhere in this Agreement shall provide to Executive any right to employment beyond the Term.

                  4. Business Expenses. The Company shall pay or reimburse the Executive for all reasonable travel or other expenses incurred by the Executive (and his spouse where there is a legitimate business reason for his spouse to accompany him) in connection with the performance of his duties and obligations under this Agreement, subject to the Executive's presentation of appropriate vouchers in accordance with such procedures as the Company may from time to time establish for senior officers and to preserve any deductions for Federal income taxation purposes to which the Company may be entitled.

                  5. Effect of Termination of Employment Other Than in Connection with a Change in Control.

                           (a)      Certain Terminations.  In the event the
Executive's employment hereunder terminates due to either Permanent Disability, a Without Cause Termination or a Constructive Discharge, the Company shall, as severance pay, continue, subject to the provisions of Section 7 below, to pay the Executive's Base Salary (determined in accordance with the Company's usual procedures) as in effect at the time of such termination until the expiration of the Term (the "Severance Period"), provided, that in the case of Permanent Disability, such payments shall be offset by any amounts otherwise paid to the Executive under the Company's disability program generally available to other employees. In addition, earned but unpaid Base Salary as of the date of termination of employment shall be payable in full. Group hospitalization, health, dental care, life or other insurance, travel or accident insurance and disability insurance shall continue through the end of the Severance Period.

                           (b)      Other Terminations.  In the event that the
Executive's employment hereunder terminates due to a Termination for Cause or Executive's death, or the Executive voluntarily terminates employment with the Company for reasons other than a Constructive Discharge or Permanent Disability (with voluntary retirement pursuant to First Fidelity Bancorporation Employees' Pension Plan or any successor plan (the "Retirement Plan") or mandatory retirement at age 65 each being a voluntary termination for purposes of this Agreement), earned but unpaid Base Salary as of the date of termination of employment shall be payable in full. However, no other payments shall be made, or benefits provided, by the Company under this Agreement except for stock options to the extent already exercisable hereunder, vested benefits payable under the terms of the Retirement Plan, and any other benefits which the Executive is entitled to receive under the term of employee benefit programs maintained by the Company or its affiliates for its employees.

                           (c)     Definitions.  For purposes of this Agreement,
the following terms have the following meanings:

                                    (i) The term "Termination for Cause" means,
                  (A) to the maximum extent permitted by applicable law, a termination of the Executive's employment by the Company because the Executive has breached or failed to perform his duties under applicable law and the by-laws of the Company, and such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; (B) a final determination has been reached that the Executive has violated the representations made in Section 1 above or the provisions of Section 7 below; or (C) failure by the Executive to agree to a relocation in connection with his employment duties.

                                    (ii) The term "Constructive Discharge" means
                  a termination of the Executive's employment by the Executive due to a failure of the Company or its successors without the prior consent of the Executive to fulfill the obligations under this Agreement in any material respect, including any material change by the Company in the functions, duties or responsibilities of the Executive's position with the Company which would (without regard to a change in title) reduce the ranking or level, dignity, responsibility, importance or scope of such position.

                                    (iii) The term "Without Cause Termination"
                  means a termination of the Executive's employment by the Company, upon 30 days notice to the Executive, other than due to Permanent Disability, retirement or expiration of the Term and other than a Termination for Cause.

                                    (iv)  The term "Permanent Disability" means
                  the inability of the Executive to work for a period of six full calendar months during any eight consecutive calendar months due to illness or injury of a physical or mental nature, supported by the completion by the Executive's attending physician of a medical certification form outlining the disability and treatment.

                  6. Effect of Termination of Employment in Connection with a Change in Control.

                           (a)     Definitions.  For purposes of this Section 6,
the following terms shall have the following meanings:

                                    (i)       The term "Change in Control Event"
                  means any of the following events:

                                              (A) the acquisition by any one
                           person, within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, or more than one person, acting as a group, (other than the Company, it affiliates and benefit plans sponsored by the Company or its affiliates) of beneficial ownership of stock of the Bancorporation possessing 20% or more of the total voting power of the Bancorporation, other than an acquisition of stock by the Banco de Santander Group if, and only so long as, the Banco de Santander Group (a) does not constitute an Acquiring Person and (b) is and continues to be in compliance with Sections 8.01, 8.04, 8.05 and 8.06 of the Investment Agreement, without giving effect to any waiver, amendment or modification of such sections and notwithstanding the expiration or termination of the Investment Agreement; provided that, for purposes of this clause, (i) "Banco de Santander Group" shall mean Banco de Santander, Sociedad Anonima de Credito ("Banco de Santander"), its "Affiliates" and "Associates" (as such terms are defined in the Investment Agreement) and any Defined Financial Institution, (ii) "Investment Agreement" shall mean the Investment Agreement, dated as of March 18, 1991, between Banco de Santander and the Bancorporation as in effect on March 18, 1991 without giving effect to any waiver, amendment or modification thereof, (iii) "Acquiring Person" shall have the meaning given to such term in Exhibit D to the Investment Agreement and (iv) "Defined Financial Institution" shall mean a financial Institution of the type described in clause
                           (iii) of the definition of "Acquiring Person" set forth in Exhibit D to the Investment Agreement;

                                            (B)     the approval by the
                           stockholders of the Bancorporation of (1) any consolidation, merger or other similar type of transaction involving the Bancorporation in which all of the holders of voting stock of the Bancorporation immediately before the consolidation, merger or similar transaction will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation, merger, or similar transaction, or (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Bancorporation; or

                                            (C)     a change of 25% (rounded to
                           the next whole person) in the membership of the Board of Directors of the Bancorporation or any

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

                           successor within a 12-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of 85% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

                                    (ii)  "Separation Period" means the three-
                  year period beginning on the date of the Executive's Termination of Employment.

                                    (iii) "Termination of Employment" shall mean
                  the termination of the Executive's actual employment relationship with the Company.

                                    (iv)  "Termination upon a Change of Control"
                  shall mean a Termination of Employment upon or within fifteen months after a Change of Control Event, or prior to a Change in Control Event following the date of public announcement by the Company (the "Announcement Date") of a prospective transaction which, if consummated, would be a Change in Control Event, either:

                                          (A) initiated by Company for any
                           reason other than (1) the Executive's death, or (2) for cause, which for purposes of this Section 6, shall mean the Executive's conviction of a

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

                           felony in connection with his duties under this Agreement or his material breach or failure to perform his duties under applicable law and the by-laws of the Company; such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; and the Executive fails to cure such breach within 30 days after written notice is sent by the Company; or

                                              (B) initiated by the Executive (i)
                           due to a Constructive Discharge during the period beginning on the Announcement Date and ending one-year following the Change in Control Event, or
                           (ii) for any reason during the period beginning twelve months and one day following the Change in Control Event and ending 90 days thereafter.

                           (b)  Payments for Termination upon a Change of
Control. Within twenty days of the Executive's Termination upon a Change in Control, the Company shall pay to the Executive in a single payment in cash and/or provide to the Executive, as applicable, the following:

                                (i)  the Executive's earned but unpaid
                  Base Salary as of the date of Termination of Employment;

                                (ii) the benefits, if any, to which the
                  Executive is entitled as a former employee under the employee benefit programs and compensation plans and

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



                  programs maintained for the benefit of the Company's officers and employees;

                                    (iii) continued group hospitalization,
                  health, dental care, life or other insurance, travel or accident insurance and disability insurance, for the Separation Period, with coverage equivalent to the coverage to which the Executive would have been entitled had the Executive continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, provided, however, that the Executive may upon written notice elect to receive the present value of such coverage in cash in a lump sum, computed using a discount rate of 6% per year compounded monthly.

                                    (iv) an amount equal to the Base Salary and
                  bonus the Executive would have earned if the Executive had continued working for the Company during the Separation Period at the highest annual rate of Base Salary, and received the highest annual percentage bonus, achieved during the Executive's period of actual employment with the Company;

                                    (v)  an amount equal to excess of (A) the
                  present value of the benefits to which the Executive would be entitled under the Company's Retirement Plan

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

                  and Section 2.04 of the Company's Benefit Equalization Plan (as adjusted by Section 3.02 of the Benefit Equalization Plan for lump sum payment) if the Executive has continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, over (B) the present value of the benefits to which the Executive is actually entitled under the Company's Retirement Plan and the benefit to which the Executive is actually entitled under
                  Section 2.04 of the Benefit Equalization Plan (as adjusted for lump sum payment under Section 3.02), each computed as of the date of Executive's Termination of Employment, with present values to be determined using a discount rate of 6% per year, compounded monthly, and the mortality tables prescribed in the Company's Retirement Plan; and

                                    (vi) an amount equal to the Company's
                  contributions to which the Executive would have been entitled under the Company's Savings Plan and under Section 2.02 of the Benefit Equalization Plan if the Executive had continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, and making the

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

                  maximum amount of employee contributions, if any, as are required under such plans.

                           (c)      Adjustment for Taxes.  In the event that
either the Company's independent public accountants or the Internal Revenue Service determines that any payment, coverage, benefit or benefit acceleration provided to Executive, whether specifically provided for in this Agreement or otherwise, is subject to the excise tax imposed by Section 4999 (or any successor provision) ("Section 4999") of the Internal Revenue Code of 1986, as amended (the "Code"), the Company, within 30 days thereafter, shall pay to Executive, in addition to any other payment, coverage or benefit due and owing hereunder, an amount determined by multiplying the rate of excise tax then imposed by Section 4999 by the amount of the "excess parachute payment" received by Executive (determined without regard to any payments made to the Executive pursuant to this paragraph) and dividing the product so obtained by the amount obtained by subtracting the aggregate local, state and Federal income tax rate applicable to the receipt by Executive of the "excess parachute payment" (taking into account the deductibility for Federal income tax purposes of the payment of state and local income taxes thereon) from the amount obtained by subtracting from 1.00 the rate of excise tax then imposed by Section 4999 of the Code, it being the Company's intention that the Executive's net after tax position

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

be identical to that which would have obtained had Sections 280G and 4999 not been part of the Code.

                           (d)      In the event that, on or after the
occurrence of a Change in Control Event, the Company fails to make any payment or provide any coverage to Executive arising out of or relating in any way to this Agreement or to the Executive's employment by the Company (collectively, "Employment Rights"), then the Company shall pay to the Executive and reimburse the Executive for the Executive's full costs (including, without limitation, the fees and expenses of the Executive's attorneys and court and related costs) of enforcing the Executive's Employment Rights. In addition, if the enforceability of this Agreement or the payment of any benefit to the Executive hereunder is disputed by the Company on or after the occurrence of a Change in Control Event, then the Term of this Agreement shall be extended for the period of the dispute in the event of a final judicial determination that the Executive is entitled to at least fifty percent (in dollar amount) of the benefits which he claimed from, and which were disputed by, the Company.

                  7.       Other Duties of Executive During and After Term.

                           (a)      Confidential Information.  The Executive
recognizes and acknowledges that all information pertaining to the affairs, business, clients, or customers of the Company or any of its subsidiaries or affiliates (any or all of such entities being hereinafter referred to as the "Business"), as

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

such information may exist from time to time, other than information that the Company has previously made publicly available or which is in the public domain, is confidential information and is a unique and valuable asset of the Business, access to and knowledge of which are essential to the performance of the Executive's duties under this Agreement. The Executive shall not, through the end of the Term, except to the extent reasonably necessary in the performance of his duties under this Agreement, divulge to any person, firm, association, corporation, or governmental agency, any information concerning the affairs, business, clients, or customers of the Business (except such information as is required by law to be divulged to a government agency or pursuant to lawful process), or make use of any such information for his own purposes or for the benefit of any person, firm, association or corporation (except the Business) and shall use his reasonable best efforts to prevent the disclosure of any such information by others. All records, memoranda, letters, books, papers, reports, accountings, experience or other data, and other records and documents relating to the Business, whether made by the Executive or otherwise coming into his possession, are confidential information and are, shall be, and shall remain the property of the Business. No copies thereof shall be made which are not retained by the Business, and the Executive agrees, on

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

termination of his employment or on demand of the Company, to deliver the same to the Company.

                           (b)      Non-Compete.  Through the end of the Term,
the Executive shall not without express prior written approval of the Company's Board, directly or indirectly, own or hold any proprietary interest in, or be employed by or receive remuneration from, any corporation, partnership, sole proprietorship or other entity engaged in competition with the Company or any of its affiliates (a "Competitor"), other than severance-type or retirement-type benefits from entities constituting prior employers of the Executive. The Executive also agrees that he will not solicit for the account of any Competitor, any customer or client of the Company or its affiliates, or, in the event of the Executive's termination of employment, any entity or individual that was such a customer or client during the 12-month period immediately preceding the Executive's termination of employment. The Executive also agrees not to act on behalf of any Competitor to interfere with the relationship between the Company or its affiliates and their employees. In addition, if the Executive obtains non-competitive employment during the Term, for such period the Executive agrees not to solicit employees of the Company or its affiliates for new employment without the prior written consent of the Company.

                  For purposes of the preceding paragraph, (i) the term "proprietary interest" means legal or equitable ownership, whether through stockholdings or otherwise, of an equity interest in a business, firm or entity other than ownership of less than 5 percent of any class of equity interest in a publicly held business, firm or entity and (ii) an entity shall be considered to be "engaged in competition" if such entity is, or is a holding company for, a commercial bank or other financial services business engaged in a business that competes with the Company in the corridor from Boston, Massachusetts to Baltimore, Maryland (including the New York City metropolitan region).

                           (c)     Remedies.  The Company's obligation to make
payments, deliver shares of Stock or provide for any benefits under this Agreement (except to the extent vested or exercisable) shall cease upon a violation of the preceding provisions of this section. The Executive's Agreement as set forth in this Section 7 shall: (a) survive the termination of this Agreement, and continue throughout the duration of the Executive's employment with the Company, except as amended or modified by written agreement of the parties; and (b) survive the Executive's termination of employment with the Company.

                           (d)     Modification of Terms.  If any restriction in
this Section 7 of the Agreement is adjudicated to exceed the time, geographic, service or other limitations permitted by applicable law in any jurisdiction, the Executive agrees that such may be modified and narrowed, either by a court or the Company, to the maximum time, geographic, service or other limitations permitted by applicable law so as to preserve and protect the Company's legitimate business interest, without negating or impairing any other restrictions or undertaking set forth in the Agreement.

                           (e)      Change in Control.  The provisions of this
Section 7 shall be inapplicable if the Executive's termination of employment is a "Termination upon a Change in Control" as defined in Section 6 of this Agreement.

                  8. Withholding Taxes. The Company may directly or indirectly withhold from any payments made under this Agreement all Federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

                  9. Consolidation, Merger, or Sale of Assets. Nothing in this Agreement shall preclude the Company from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term "Company" as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

                  10. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered

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

or mailed, postage prepaid, by same day or overnight mail as follows:

                           (a)      To Bancorporation and FFB:

                                    Director of Human Resources
                                    First Fidelity Bancorporation
                                    550 Broad Street
                                    Newark, New Jersey 07192

                           (b)      To the Executive:

                                    Donald C. Parcells
                                    76 Browning Road
                                    Short Hills, New Jersey 07078

or to such other address as either party shall have previously specified in writing to the other.

                  11. No Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect; provided, however, that nothing in this Section 11 shall preclude the assumption of such rights by executors, administrators or other legal representatives of the Executive or his estate and their assigning any rights hereunder to the person or persons entitled thereto.

                  12. No Mitigation. The Executive shall not be required to mitigate the amount of any payment or benefit

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

provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by other employment or otherwise.

                  13. Source of Payment. All payments provided for under this Agreement shall be paid in cash from the general funds of the Company. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Executive shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right, without prejudice to rights which employees may have, shall be no greater than the right of an unsecured creditor of the Company.

                  14. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

                  15. Contents of Agreement. This Agreement supersedes all prior agreements and sets forth the entire understanding among the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment approved by the parties hereto.

                  16. Governing Law. The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of New Jersey, and Executive consents to the jurisdiction of the state and federal courts of New Jersey in any dispute arising under this Agreement.

                  17. Survival of Benefits. Any Section of this Agreement which provides a benefit to the Executive and which does not expressly provide for its termination upon the expiration of the Term shall survive the expiration of the Term and the obligation to provide benefits to the Executive as set forth in such Section shall remain binding upon the Company until such time as the Executive's employment relationship with the Company is terminated and the benefits provided under such Section are paid in full to the Executive.

                  18. Miscellaneous. All section headings are for convenience only. This Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to

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
be an original and all of which together shall be deemed to be one and the same instrument. It shall not be necessary in marking proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

                  19. Conditions to Obligations of FFB. The obligations of FFB (but not Bancorporation) are subject to approval of this Agreement by the Board of Directors of FFB.

                  IN WITNESS WHEREOF, and intending to be legally bound, each of Bancorporation and FFB has caused this Agreement to be executed by its duly authorized officers and the Executive has signed this Agreement, all as of the first date above written, this 1st day of June, 1994.

                                              FIRST FIDELITY BANCORPORATION

                                              By: /s/ James L. Mitchell
                                                 ------------------------------
                                                 Authorized Signatory

                                              By: /s/ William A. Karmen
                                                 ------------------------------
                                                 William A. Karmen, Executive
                                                  Vice President

                                              FIRST FIDELITY BANK, N.A.

                                              By: /s/ Leslie E. Goodman
                                                 ------------------------------
                                                 Authorized Officer

                                              By: /s/ Donald C. Parcells
                                                 ------------------------------
                                                 Donald C. Parcells

                                      -27-